Exhibit 10.2

CABOT CORPORATION

NON-EMPLOYEE DIRECTORS’ DEFERRAL PLAN

(AMENDED AND RESTATED JANUARY 1, 2014)

The Cabot Corporation Non-Employee Directors’ Stock Deferral Plan (the “Non-employee Directors’ Stock Deferral Plan”) was originally established July 14, 2006 in order to set forth certain terms and conditions governing the deferral of receipt of Common Stock awarded to Non-employee Directors under the Cabot Corporation Non-Employee Directors’ Stock Compensation Plan (the “Non-employee Directors’ Stock Plan”). The Non-employee Directors’ Stock Deferral Plan was subsequently amended on November 9, 2007.

Effective January 1, 2014, that portion of the Cabot Corporation Deferred Compensation Plan (the “Deferred Compensation Plan”), as amended, attributable to Non-employee Directors is hereby merged with and into the Non-Employee Directors’ Stock Deferral Plan, and the combined plan, as set forth herein, is amended, restated and renamed the Cabot Corporation Non-Employee Directors’ Deferral Plan, as it may be amended from time to time (the “Plan”). The Plan shall be interpreted and implemented in a manner so that eligible Non-employee Directors will not fail, by reason of the Plan or its implementation, to be “non-employee directors” within the meaning of Rule 16(b)-3 of the Securities Exchange Act of 1934, as such Rule and such Act may be amended.

The Deferred Compensation Plan, as amended and restated effective January 1, 2005, provided that amounts deferred thereunder that were earned and vested on or before December 31, 2004 (including all income, gains and losses credited or charged with respect thereto) (“grandfathered deferrals”) would continue to be subject to the terms of the Deferred Compensation Plan as in effect on October 3, 2004. With respect to amounts deferred on and after January 1, 2005 (including all income, gains and losses credited or charged with respect thereto) (“non-grandfathered deferrals”), the Deferred Compensation Plan, as amended and restated effective January 1, 2005, was intended to comply with the requirements of Section 409A.

The provisions of the Plan as set forth herein are effective as of January 1, 2014 with respect to amounts deferred on and after such date. Non-grandfathered deferrals by Non-employee Directors under the Deferred Compensation Plan prior to January 1, 2014 remain subject to the terms of the Deferred Compensation Plan as in effect on December 31, 2013, and grandfathered deferrals remain subject to the terms of the Deferred Compensation Plan as in effect on October 3, 2004. A copy of the Deferred Compensation Plan as in effect on December 31, 2013 (together with a copy of the Deferred Compensation Plan as in effect on October 3, 2004 and appended thereto) is attached hereto and incorporated by reference as Appendix A.

SECTION 1 DEFINITIONS.

Wherever used in the Plan, the following terms have the meaning set forth below, unless a different meaning is clearly required by the context:

1.1. “Account” means a memorandum account on the books of the Company maintained by the Administrator to reflect the Company’s unfunded obligations to a Non-employee Director under this Plan, including where the context requires any sub-account.

1.2. “Administrator” means the Governance and Nominating Committee of the Board of Directors.

1.3. “Board of Directors” means the Board of Directors of the Company.

1.4. “Change in Control” means the occurrence of one of the following events:

(a) any ‘person’ as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the ‘Exchange Act’) (other than (i) the Company, (ii) any subsidiary of the Company, (iii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or of any subsidiary of the Company, or (iv) any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the ‘beneficial owner’ (as defined in Section 13(d) under the Exchange Act), together with all affiliates and associates (as such terms are used in Rule 12b-2 of the General Rules and Regulations under the Exchange Act) of such person, directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding securities; or

(b) the consummation of a merger or consolidation of the Company with any other company, other than (i) a merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 65% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no ‘person’ (with the exceptions given and the method of determining ‘beneficial ownership’ used in clause (a) of this definition) acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or

(c) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (b) or (d) of this definition) whose election by the Board of Directors or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3rd) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute at least a majority thereof; or

(d) the complete liquidation of the Company or the sale or disposition by the Company of all or substantially all of the Company’s assets.

Notwithstanding the foregoing provisions of this Section 1.4, a Change in Control will be deemed to occur for purposes of determining the time and form of payment under the Plan only if the Change in Control constitutes a change in control event within the meaning of Treas. Regs. § 1.409A-3(i)(5)(i).

1.5. “Code” means the Internal Revenue Code of 1986, as amended.

1.6. “Common Stock” means the shares of common stock of the Company, $1 par value per share.

1.7. “Company” means Cabot Corporation, a Delaware corporation, or its successor.

1.8. “Deferred Fee Account” means an Account, including where the context requires any sub-account, maintained by the Administrator to reflect the Company’s unfunded deferred compensation obligation to a Participant with respect to Director Fees deferred on and after January 1, 2014 under this Plan.

1.9. “Director Fees” mean the annual cash retainer fees and any cash meeting fees paid by the Company as compensation for services on the Board of Directors or any committee thereof.

1.10. “Earnings Measure” means an interest rate, stock index, bond index, mutual fund or other objective external measure of investment performance specified by the Administrator for purposes of measuring and crediting notional earnings with respect to Deferred Fee Accounts under Section 3.2 below.

1.11. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

1.12. “Moody’s Rate” means, for any calendar year, the interest rate specified in Moody’s Bond Record under the heading of “Moody’s Corporate Bond Yield Averages – Av. Corp.,” as published for the month of November preceding the calendar year.

1.13. “Non-employee Director” means any member of the Board of Directors who is not also an employee of the Company or any of its affiliates.

1.14. “Participant” means a Non-employee Director who participates in the Plan in accordance with Section 2.

1.15. “Plan” means this Cabot Corporation Non-Employee Directors’ Deferral Plan, as amended from time to time.

1.16. “Retirement/Termination Account” means an Account established by the Administrator to reflect the amounts payable under this Plan to a Participant upon a Separation from Service as specified in the Non-employee Director’s deferral election submitted in accordance with Section 2. Unless otherwise determined by the Administrator, no more than two (2) Retirement/Termination Accounts may be maintained in respect of a Participant. The first Retirement/Termination Account that is established under the Plan in respect of a Participant shall be the Participant’s “Primary Retirement/Termination Account”. If a second Retirement/Termination Account is established under the Plan in respect of a Participant, such Retirement/Termination Account will be the Participant’s “Secondary Retirement/Termination Account”.

1.17. “Section 409A” means Section 409A of the Code and guidance issued thereunder.

1.18. “Separation from Service” means and correlative terms mean a “separation from service” (as that term is defined at Treas. Regs. § 1.409A-1(h), after giving effect to the presumptions contained therein) from the Company and from all other corporations and trades or businesses, if any, that would be treated as a single “service recipient” with the Company under Treas. Regs. § 1.409A-1(h)(3).

1.19. “Specified Date Account” means an Account established by the Administrator to reflect the amounts payable under this Plan to a Participant at a specified future date as specified in the Non-employee Director’s deferral election submitted in accordance with Section 2. Unless otherwise determined by the Administrator, no more than five (5) Specified Date Accounts may be maintained in respect of a Participant. A Specified Date Account may be identified in enrollment materials as an “In-Service Account” or such other name as established by the Administrator without affecting the meaning thereof.

1.20. “Stock Account” means an Account, including where the context requires any sub-account, maintained by the Administrator to reflect the Company’s unfunded deferred compensation obligation to a Participant with respect to Common Stock deferred on and after January 1, 2014 under this Plan.

1.21. “Stock Unit” means a unit representing one share of Common Stock credited to the Stock Account.

SECTION 2 DEFERRAL ELECTIONS.

2.1. Stock deferral elections. A Non-employee Director may defer the receipt of up to 100% of any Common Stock awarded under the Non-employee Directors’ Stock Plan as compensation for services performed in any calendar year by completing and delivering a deferral election in accordance with Section 2.3 below not later than December 31 of the preceding year (or such earlier date as may be specified by the Administrator). Any individual who becomes a Non-employee Director after January 1 of any year may elect within 30 days after becoming a Non-employee Director to defer the receipt of up to 100% of any Common Stock awarded under the Non-employee Directors’ Stock Plan as compensation for services performed subsequent to such election in the remainder of such calendar year by completing and delivering a deferral election in accordance with Section 2.3 below within such 30-day period.

2.2. Director fee deferral elections. A Non-employee Director may defer the receipt of up to 100% of any Director Fees for services performed in any calendar year by completing and delivering a deferral election form in accordance with Section 2.3 below not later than December 31 of the preceding year (or such earlier date as may be specified by the Administrator). Any individual who becomes a Non-employee Director after January 1 of any year may elect within 30 days after becoming a Non-employee Director to defer the receipt of up to 100% of any Director Fees earned for services performed subsequent to such election in the remainder of such calendar year by completing and delivering a deferral election in accordance with Section 2.3 below within such 30-day period. A Non-employee Director’s Director Fees shall be treated as earned for services performed in a calendar year if paid with respect to services performed in such year.

2.3. Form of deferral election. Each deferral election under Section 2 shall be made in writing or electronically in such form and manner as prescribed by the Administrator. The Administrator may condition the effectiveness of any election upon the delivery by the Non-employee Director of such other form or forms as the Administrator may prescribe. A deferral election under Section 2 for a particular calendar year shall be irrevocable once that year has begun or upon such earlier date as may be specified by the Administrator (or in the case of an initial year of participation under Section 2.1 or 2.2, once the 30-day election period has expired). Any election submitted in accordance with Section 2 shall remain in effect for future calendar years until modified or revoked at such time and in such form and manner as prescribed by the Administrator. A Non-employee Director will become a Participant in the Plan on the day that his or her election under Section 2.1 or 2.2 becomes irrevocable.

SECTION 3 ACCOUNTS.

3.1. Stock Accounts. For each share of Common Stock deferred by a Participant under Section 2.1, there shall be credited a Stock Unit to a Stock Account maintained by the Administrator in respect of such Participant.

(a) If the outstanding Common Stock shall at any time be changed by recapitalization, consolidation, combination, stock dividend or split, reverse stock split, conversion or similar change in capitalization, the Administrator shall make appropriate equitable adjustments in the number and nature of Stock Units then credited to the Stock Account consistent with the changes being made to the securities underlying such Stock Units.

(b) On the payment date of any cash dividend with respect to Common Stock, there shall be credited to the Stock Account of each Participant in the Plan an amount in cash equal to the dividend that would have been payable on the Stock Units then credited to the Stock Account had such Stock Units been outstanding shares of Common Stock. The cash amount credited to each Stock Account shall be periodically adjusted for notional interest using the Moody’s Rate.

(c) Stock Units do not carry voting rights and a Participant has no rights as a stockholder of the Company by virtue of participation in the Plan, except as to Common Stock distributed to him or her pursuant to the Plan.

3.2. Deferred Fee Accounts. Director Fees deferred by a Participant under Section 2.2 above shall be credited to a Deferred Fee Account maintained by the Administrator in respect of such Participant in the year the amount would have been paid absent the deferral.

(a) The Administrator shall adjust each Participant’s Deferred Fee Account to reflect notional earnings based on the Earnings Measure selected by the Participant in such form and manner as prescribed by the Administrator.

(b) The Earnings Measures available under this Section 3.2 shall be the following: (i) a notional interest rate equal (for each year) to the Moody’s Rate for such year, or (ii) deemed investment in (i.e., phantom units of) Common Stock. Subject to Section 4.2(f) and such other rules and procedures as the Administrator may require, the Administrator may permit Participants to change the Earnings Measure that will apply to their Deferred Fee Accounts under this Section 3.2 from a deemed investment in Common Stock to the Moody’s Rate; provided that the effective date of any change in Earnings Measure must be a prospective January 1.

(c) If the Earnings Measure applicable to a Participant’s Deferred Fee Account is based on the Moody’s Rate, all Director Fees deferred by a Participant during a calendar year shall be treated, for purposes of determining notional earnings under this Section 3.2, as having been credited to the Participant’s Deferred Fee Account as of the first day of such calendar year (or, in the case of an individual who becomes a Non-employee Director after January 1 of a particular year, as of the day that follows the expiration of his or her 30-day election period under Section 2.1 or 2.2).

(d) If the Earnings Measure is based on Common Stock, all Director Fees deferred by a Participant during a calendar quarter shall be credited to the Participant’s Deferred Fee Account in phantom stock units as of, and based on the closing price for the Common Stock on the New York Stock Exchange on, the last trading day of such quarter, and phantom dividends on such phantom stock in the Deferred Fee Account (based on the balance of phantom stock units in such Deferred Fee Account on the record date for each dividend declared on shares of Common Stock) shall be added to such Deferred Fee Account in phantom stock units as of, and based on the closing price for the Common Stock on the New York Stock Exchange on, the date dividends are actually paid on the Common Stock.

(e) Notwithstanding the foregoing, the Administrator shall have the absolute discretion at any time to alter or amend the Earnings Measures used in valuing and adjusting Participants’ Deferred Fee Accounts; provided that such amendment is consistent with Section 409A; and provided, further, that the Administrator may not, without the written consent of the affected Participant, alter any Earnings Measure retroactively to the extent that the effect of such alteration would be to reduce the balance of the Participant’s Account below what it was immediately prior to such alteration.

3.3. Vesting. Participants shall be fully vested in their Accounts under the Plan.

SECTION 4 DISTRIBUTIONS.

4.1. Distributions from the Stock Account. The Company shall make distributions of Common Stock equal in number to the number of Stock Units credited to the Stock Account and cash credited to a Stock Account as provided in this Section 4.1. For the avoidance of doubt, this Section 4.1 applies only to the distribution of Common Stock deferred by a Participant under Section 2.1 on and after January 1, 2014. Deferrals under the Non-employee Directors’ Stock Deferral Plan prior to January 1, 2014 remain subject to the terms of the Non-employee Directors’ Stock Deferral Plan as in effect on December 31, 2013 and attached hereto as Appendix B.

(a) Form and Timing of Distributions. A Participant who makes a deferral election with respect to Common Stock under Section 2.1 shall, coincident with such election, allocate all or any portion of the Common Stock deferred pursuant to such election to the Primary Retirement/Termination Account, or to the Secondary Retirement/Termination Account, or to one or more Specified Date Account(s) established by the Administrator in respect of such Participant; provided that any deferred Common Stock with respect to which such an allocation is not in effect shall be allocated to the Participant’s Primary Retirement/Termination Account.

(b) Specified Date Accounts. Common Stock equal in number to the number of Stock Units allocated to a particular Specified Date Account, together with allocable cash pursuant to Section 3.1(b), shall be distributed, or commence to be distributed, in January of a specified future year designated by the Participant at the time such Account is established, which January may not be sooner than three years following the end of the year in which the deferral election that created such Specified Date Account is made. Such amounts shall be distributed in a lump sum or in up to five (5) annual installments, as elected by the Participant at the time the Specified Date Account is established. Distributions shall be based upon the value of the Specified Date Account as of the end of the month preceding the month in which payment is made or commences. If no form of distribution is specified for a Specified Date Account, amounts allocated to such Account shall be distributed in a single lump sum in January of such specified year and in all events no later than December 31 of the year that contains such specified January.

Notwithstanding anything to the contrary herein, if a Participant Separates from Service before such time as all Common Stock allocated to Specified Date Accounts, together with allocable cash pursuant to Section 3.1(b), have been distributed, the remaining balances in any and all Specified Date Accounts maintained in respect of such Participant shall be distributed in a single lump sum within 60 days of such Separation from Service.

(c) Retirement/Termination Account. Common Stock equal in number to the number of Stock Units allocated to a particular Retirement/Termination Account, together with allocable cash pursuant to Section 3.1(b), shall be distributed in one of the following forms, as elected by the Participant at the time such Account is established:

(i) as a single lump sum payment as of the last day of the calendar quarter in which the Participant Separates from Service, based upon the value of the Retirement/Termination Account as of the end of the month preceding the month in which payment is made;

(ii) in annual installments over a period of up to ten (10) years; or

(iii) in a partial lump sum payment as of the last day of the calendar quarter in which the Participant Separates from Service, based upon the value of the Retirement/Termination Account as of the end of the month preceding the month in which payment is made, with the balance payable in annual installments over a period of up to ten (10) years.

If no form of distribution is specified for a particular Retirement/Termination Account at the time such Account is established, Common Stock equal in number to the number of all Stock Units allocated to such Retirement/Termination Account, together with allocable cash pursuant to Section 3.1(b), shall be distributed in a single lump sum as of the last day of the calendar quarter in which the Participant Separates from Service.

Any annual installment payments under (ii) or (iii) above will be made as of each January that follows the calendar quarter in which the Participant Separates from Service, in each case based upon the value of the Retirement/Termination Account as of the end of the month preceding the month in which payment is made.

(d) Any time and form of payment election made or referenced under this Section 4.1 shall not be effective unless made prior to the beginning of the year with respect to which applicable Common Stock is deferred or within 30 days of the Participant’s becoming eligible to participate in the Plan, in the case of an initial year of participation described in Section 2 above, and any such time and form of payment election shall be irrevocable at such time as the applicable deferral election is irrevocable under Section 2.3 (except as otherwise provided in Section 4.1(e)).

(e) Election Changes. A Participant may modify the time and/or form of payment election applicable to a particular Specified Date Account or Retirement/Termination Account, provided, however, that such change of election:

(i) does not take effect until at least twelve months after the date on which the election is made;

(ii) in the case of a change to the time and/or form of payment election applicable to a Retirement/Termination Account, is made on or before the date that is one year prior to the Participant’s Separation from Service;

(iii) in the case of a change to the time and/or form of payment election applicable to a Specified Date Account, is made on or before the date that is one year prior to the commencement of the calendar year in which distribution from the Specified Date Account is scheduled to be made or to commence; and

(iv) except with respect to payments upon the death of such Participant, defers for a period of not less than five years the payment of a lump sum or the commencement of installment payments from the date a lump sum payment would otherwise have been made or installment payments would otherwise have commenced.

(f) If the Participant has selected annual installment payments under Section 4.1 in respect of a particular Specified Date Account or Retirement/Termination Account, or any portion thereof, each annual installment payment shall consist of (i) shares of Common Stock equal to the number of Stock Units then credited to such Account divided by the number of remaining installments, rounded down to the nearest whole share, plus (ii) cash equal to the cash then credited to such Account divided by the number of remaining installments. By way of example, if the Participant elects 10 annual installments, the first payment shall be 1/10th of the Account balance, the second payment shall be 1/9th of the Account balance, and the third payment shall be 1/8th of the Account balance, and so on. During any period of annual installment payments, any Common Stock and cash then credited to such Account shall continue to be adjusted in accordance with Section 3.1.

4.2. Distributions from the Deferred Fee Account. The Company shall make distributions of Deferred Fee Account balances as provided in this Section 4.2. All such distributions shall be in cash. For the avoidance of doubt, this Section 4.2 applies only to the distribution of Director Fees deferred by a Participant under Section 2.2 on and after January 1, 2014. Deferrals by Non-employee Directors under the Deferred Compensation Plan prior to January 1, 2014 remain subject to the terms of the Deferred Compensation Plan as in effect on December 31, 2013 and attached hereto as Appendix A.

(a) Form and Timing of Distributions. A Participant who makes a deferral election with respect to Director Fees under Section 2.2 shall, coincident with such election, allocate all or any portion of the deferrals made pursuant to such election to the Primary Retirement/Termination Account, or to the Secondary Retirement/Termination Account, or to one or more Specified Date Account(s) established by the Administrator in respect of such Participant; provided that any deferrals with respect to which such an allocation is not in effect shall be allocated to the Participant’s Primary Retirement/Termination Account.

(b) Specified Date Accounts. Amounts allocated to a Specified Date Account shall be distributed, or commence to be distributed, in January of a specified future year designated by the Participant at the time such Account is established, which January may not be sooner than three years following the end of the year in which the deferral election that created such Specified Date Account is made. Such amounts shall be distributed in a lump sum or in up to five (5) annual installments, as elected by the Participant at the time the Specified Date Account is established. Distributions shall be based upon the value of the Specified Date Account as of the end of the month preceding the month in which payment is made or commences. If no form of distribution is specified for a Specified Date Account, amounts allocated to such Account shall be distributed in a single lump sum in January of such specified year and in all events no later than December 31 of the year that contains such specified January.

Notwithstanding anything to the contrary herein, if a Participant Separates from Service before such time as all amounts credited to Specified Date Accounts have been distributed, the remaining balances in any and all Specified Date Accounts maintained in respect of such Participant shall be distributed in a single lump sum within 60 days of such Separation from Service.

(c) Retirement/Termination Account. Amounts allocated to a particular Retirement/Termination Account shall be distributed in one of the following forms, as elected by the Participant at the time such Account is established:

(i) as a single lump sum payment as of the last day of the calendar quarter in which the Participant Separates from Service, based upon the value of the Retirement/Termination Account as of the end of the month preceding the month in which payment is made;

(ii) in annual installments over a period of up to ten (10) years; or

(iii) in a partial lump sum payment as of the last day of the calendar quarter in which the Participant Separates from Service, based upon the value of the Retirement/Termination Account as of the end of the month preceding the month in which payment is made, with the balance payable in annual installments over a period of up to ten (10) years.

If no form of distribution is specified for a particular Retirement/Termination Account at the time such Account is established, all amounts allocated to such Retirement/Termination Account shall be distributed in a single lump sum as of the last day of the calendar quarter in which the Participant Separates from Service.

Any annual installment payments under (ii) or (iii) above will be made as of each January that follows the calendar quarter in which the Participant Separates from Service, in each case based upon the value of the Retirement/Termination Account as of the end of the month preceding the month in which payment is made.

(d) Any time and form of payment election made or referenced under this Section 4.2 shall not be effective unless made prior to the beginning of the year with respect to which applicable amounts are deferred or within 30 days of the Participant’s becoming eligible to participate in the Plan, in the case of an initial year of participation described in Section 2 above, and any such time and form of payment election shall be irrevocable at such time as the applicable deferral election is irrevocable under Section 2.3 (except as otherwise provided in Section 4.2(e)).

(e) Election Changes. A Participant may modify the time and/or form of payment election applicable to a particular Specified Date Account or Retirement/Termination Account, provided, however, that such change of election:

(i) does not take effect until at least twelve months after the date on which the election is made;

(ii) in the case of a change to the time and/or form of payment election applicable to a Retirement/Termination Account, is made on or before the date that is one year prior to the Participant’s Separation from Service;

(iii) in the case of a change to the time and/or form of payment election applicable to a Specified Date Account, is made on or before the date that is one year prior to the commencement of the calendar year in which distribution from the Specified Date Account is scheduled to be made or to commence; and

(iv) except with respect to payments upon the death of such Participant, defers for a period of not less than five years the payment of a lump sum or the commencement of installment payments from the date a lump sum payment would otherwise have been made or installment payments would otherwise have commenced.

(f) If the Participant has selected annual installment payments under Section 4.2 in respect of a particular Specified Date Account or Retirement/Termination Account, or any portion thereof, the amount of each such installment shall be determined by applying the following special rules:

(i) The amount of each installment shall be calculated by dividing the balance of the particular Account, as of the end of the month preceding the month in which payment is made, by the number of remaining annual installments due. By way of example, if the Participant elects 10 annual installments, the first payment shall be 1/10th of the Account balance, the second payment shall be 1/9th of the Account balance, and the third payment shall be 1/8th of the Account balance, and so on.

(ii) If the Earnings Measure in effect when installment payments begin is not the Moody’s Rate, the Participant, subject to Section 3.2 above, may at any time during the installment period change the Earnings Measure in effect for the Deferred Fee Account to the Moody’s Rate effective as of the next January 1.

(iii) If the Earnings Measure in effect when installment payments begin is the Moody’s Rate, or if the Participant changes the Earnings Measure to the Moody’s Rate during the course of the installment period, the Participant may not subsequently change the Earnings Measure.

4.3. Change in Control. Notwithstanding any time and form of payment elections made under Section 4.1 or 4.2, all amounts then credited to the Participant’s Stock Account and Deferred Fee Account (including, for the avoidance of doubt, any amounts allocated to any Retirement/Termination Accounts and/or to any Specified Date Accounts) shall be paid in a lump sum as soon as reasonably practicable, but no later than 60 days, following a Change in Control. Notwithstanding the foregoing, if the Change of Control is one in which stockholders of the Company will receive upon consummation of the Change of Control a payment (whether cash, non-cash or a combination of the foregoing), the Administrator may provide for payment, with respect to some or all of the Common Stock represented by the Stock Units credited to a Participant’s Stock Account, equal to the fair market value of such Common Stock, as determined by the Administrator in good faith, on such terms (which need not be the same as the terms of payment to stockholders) as the Administrator determines. For the avoidance of doubt, nothing in the preceding sentence shall alter or affect the time of payment set forth in the first sentence of this Section 4.3.

4.4. Unforeseeable Emergency. If a Participant suffers an unforeseeable emergency (as defined below) prior to the payment in full of his or her Deferred Fee Account, the Participant may apply in writing for an extraordinary distribution under this Section 4.4. If the Administrator in its discretion determines that an unforeseeable emergency has occurred, the Company will pay the Participant an amount equal to the lesser of (i) the then balance of the Participant’s Deferred Fee Account, or (ii) the amount determined by the Administrator to be necessary to meet the emergency (including applicable taxes). “Unforeseeable emergency” shall mean an unforeseeable emergency within the meaning of Section 409A and shall include (i) a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant’s spouse, or a dependent (as defined in Section 152(a) of the Code) of the Participant, (ii) loss of the Participant’s property due to casualty, or (iii) other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

4.5. Distributions upon death. Each Participant shall designate in writing, on such form and pursuant to such administrative rules as the Administrator may prescribe, a beneficiary or beneficiaries to receive any amounts remaining to be paid under the Plan at the Participant’s death; but if no such beneficiary designation is in effect at the time of the Participant’s death, or if the Participant’s beneficiary(ies) do(es) not survive the Participant, the Administrator shall cause any such remaining benefits to be paid to the Participant’s surviving spouse (if any), or if none, to the executor or administrator of the Participant’s estate. If death occurs prior to the commencement or completion of installment distributions to the Participant, the Administrator shall distribute the remaining balance of the decedent’s Account to the designated beneficiary(ies), or to the decedent’s surviving spouse (if any) or estate where applicable, in a lump sum as soon as reasonably practicable, but no later than 60 days, following such Participant’s death.

SECTION 5 GENERAL PROVISIONS.

5.1. No Participant and no beneficiary or other person claiming under or through such Participant shall have any right, title or interest by reason of this Plan to any particular assets of the Company. The Company shall not be required to establish any fund or make any other segregation of assets to assure the payment of any Common Stock or cash credited to an Account under the Plan. No right under the Plan shall be subject to anticipation, sale, assignment, pledge, encumbrance or charge except by will or the law of descent and distribution.

5.2. Notwithstanding any other provision of the Plan or agreements made pursuant hereto, the Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan until (i) the Company is satisfied that all legal matters in connection with the issuance and delivery of such shares have been addressed and resolved; (ii) if the outstanding Common Stock is at the time of delivery listed on any stock exchange or national market system, the shares to be delivered have been listed or authorized to be listed on such exchange or system upon office notice of issuance; and (iii) all conditions of the award have been satisfied or waived.

5.3. In no event shall the Company be required to issue a fractional share of Common Stock under the Plan.

5.4. The issuance of shares of Common Stock to Participants or to their legal representatives shall be subject to any applicable taxes or other laws or regulations of the United States of America or any state or commonwealth having jurisdiction thereover.

5.5. With respect to any deferrals by a Non-employee Director for services in calendar year 2005 and in subsequent years, including any dividends credited with respect to Common Stock, the Plan is intended to comply with the requirements of Section 409A of the Code and shall be construed and administered accordingly. With respect to any deferrals (within the meaning of Section 409A) by a Non-employee Director on or before December 31, 2004 (including any dividends credited with respect to Common Stock), such deferrals are intended to be grandfathered for purposes of Section 409A and therefore exempt from Section 409A.

5.6. Limitation of Liability. Notwithstanding anything to the contrary in the Plan, neither the Company nor the Administrator, nor any person acting on behalf of the Company or the Administrator, shall be liable to any Participant or to the estate or beneficiary of such Participant by reason of any acceleration of income, or any additional tax, asserted by reason of the failure of any deferral to satisfy the requirements of Section 409A of the Code.

SECTION 6 ADMINISTRATION.

6.1. Administrator of the Plan. The Plan is administered by the Administrator. The Administrator shall have the authority to establish, amend and revoke from time to time rules and regulations relating to the Plan. The Administrator has the complete authority to construe the terms of the Plan and make all other determinations and take all other actions assigned to the Administrator under the Plan. The Administrator has the authority to interpret the Plan and decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Determinations of the Administrator are conclusive and binding on all parties. No member of the Administrator shall be personally liable for any action or determination under the Plan to the extent permitted by law. The Administrator may delegate its powers, duties and responsibilities to one or more individuals or one or more committees of such individuals.

SECTION 7 FINANCING OF BENEFITS.

7.1. Benefits Unfunded. This Plan shall not be construed to create a trust of any kind or a fiduciary relationship between the Company and any Participant. Neither Participants nor their beneficiaries, nor any other person, shall have any rights against the Company or its assets in respect of any benefits hereunder, other than rights as general creditors. Nothing in this

Section 7.1, however, shall preclude the Company from establishing and funding a trust for the purpose of paying benefits hereunder, if such trust’s assets are subject to the claims of the Company’s general creditors in the event of bankruptcy or insolvency.

SECTION 8 EFFECTIVE DATE; TERMINATION AND AMENDMENT.

8.1. The Plan shall become effective on January 1, 2014, or, if later, upon the date of its adoption by the Board of Directors.

8.2. The Administrator may terminate the Plan or make such modifications or amendments to the Plan as it may deem advisable. Notwithstanding anything contained herein to the contrary, however, no amendment may be made and no distribution may be made upon termination of the Plan, or otherwise, if such amendment or such distribution would constitute an impermissible acceleration of payment under Section 409A.

*****

IN WITNESS WHEREOF, the Company has signed this Plan Document as of the 10th day of December, 2013.

By:	Robby D. Sisco
Name:	Robby D. Sisco
Title:	Senior Vice President – Human Resources

APPENDIX A

(Deferred Compensation Plan as amended and in effect December 31, 2013)

Appendix A-Amended and Restated Deferred Compensation Plan dated 1.1.05, as amended 11/9/07, 12/31/08 and 12/7/12 with Appendix B thereto, Deferred Compensation Plan dated 1/1/95 as amended 6/1/97

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A&R7.13.07 as amended 11.09.07w/App B

Table of Contents

1.	In General		3

2.	Defined Terms		3
	2.1.	“Account”	3
	2.2.	“Administrator”	3
	2.3.	“Board”	3
	2.4.	“Code”	3
	2.5.	“Consultant”	3
	2.6.	“Director”	3
	2.7.	“Director Fees”	3
	2.8.	“Earnings Measure”	3
	2.9.	“Eligible Employee”	4
	2.10.	“Eligible Pay”	4
	2.11.	“Employer”	4
	2.12.	“ERISA”	4
	2.13.	“Moody’s Rate”	4
	2.14.	“Participant”	5
	2.15.	“RSP”	5
	2.16.	“Subsidiary”	5

3.	Deferral Election.		5

4.	Accounts; Credits		6

5.	Payment of Deferred Amounts		7

6.	Assignment		12

7.	Plan To Be Unfunded, Etc		12

8.	No Contract of Employment		12

9.	Amendment and Termination		12

10.	Section 409A		13

11.	Limitation of Liability		13

12.	Administration of the Plan		13

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Amended and Restated Deferred Compensation Plan

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Cabot Corporation

Amended and Restated Deferred Compensation Plan

1. In General. This document amends, restates and continues the Cabot Corporation Deferred Compensation Plan (the “Plan”), which was originally established effective January 1, 1995. The purpose of the Plan is to further the business interests of Cabot Corporation (the “Company”) by providing eligible employees and non-employee directors an opportunity to defer some or all of their compensation on an unfunded, nonqualified basis as hereinafter provided. The provisions of this amended and restated Plan are effective as of January 1, 2005 except with respect to grandfathered deferrals as defined in Section 10, which will continue to be governed by the terms of the Plan as in effect on December 31, 2004. A copy of the Plan as in effect on December 31, 2004 is attached hereto as Appendix B.

2. Defined Terms. As used in the Plan, the following terms have the meanings associated with them below:

2.1. “Account”. A memorandum account maintained by the Administrator to reflect the Employer’s unfunded deferred compensation obligation to a Participant hereunder, including where the context requires any sub-account.

2.2. “Administrator”. The Benefits Committee of the Company, whose members are appointed by the Compensation Committee of the Board and serve at the Compensation Committee’s pleasure, or such other committee, person or persons as the Board may designate. The term “Administrator” shall also include delegates of any of the foregoing.

2.3. “Board”. The Board of Directors of the Company.

2.4. “Code”. The Internal Revenue Code of 1986, as amended.

2.5. “Consultant”. An individual performing consulting services for an Employer (other than as an employee) who is designated by the Administrator as eligible to participate in the Plan, provided that such designation has not been revoked by the Administrator.

2.6. “Director”. Any member of the Board other than an employee of any Employer.

2.7. “Director Fees”. The cash annual retainer fees and any meeting fees paid by the Company as compensation for services on the Board or any committee thereof.

2.8. “Earnings Measure”. An interest rate, stock index, bond index, mutual fund or other objective external measure of investment performance specified by the

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Administrator for purposes of measuring and crediting notional earnings under Section 4(b) below. In the case of Eligible Pay deferred by a Director, the Earnings Measure applied under Section 4(b) below shall be limited to one of the following: (i) a notional interest rate equal (for each year) to the Moody’s Rate for such year, or (ii) deemed investment in (i.e. phantom units of) common stock of the Company. If the Earnings Measure is based on the Moody’s Rate, all Eligible Pay deferred by a Director during a calendar year shall be credited to the Director’s Account as of the first day of such calendar year. If the Earnings Measure is based on common stock of the Company, all Eligible Pay deferred by a Director during a calendar quarter shall be credited to the Director’s Account in phantom stock units as of, and based on the closing price for the Company common stock on the New York Stock Exchange on, the last trading day of such quarter, and phantom dividends on such Account (based on the balance of phantom stock units in such Account on the record date for each dividend declared on shares of Company common stock) shall be added to such Account in phantom stock units as of, and based on the closing price for the common stock on the New York Stock Exchange on, the date dividends are actually paid on the common stock.

2.9. “Eligible Employee”. An individual employed by an Employer who is (i) determined by the Administrator to qualify as a “highly compensated or management” employee for purposes of Sections 201(a)(2), 301(a)(3) and 401(a)(1) of ERISA, and (ii) designated by the Administrator as eligible to participate in the Plan, provided that such designation has not been revoked by the Administrator.

2.10. “Eligible Pay”. Except as otherwise determined by the Administrator, Eligible Pay shall include (i) in the case of an Eligible Employee: base salary, amounts payable under the Company’s short-term incentive program, and sales incentive bonuses; (ii) in the case of a Consultant: the consulting fees payable by the Employer; and (iii) in the case of a Director: Director Fees. The Administrator in its discretion may include other categories of remuneration in, or exclude categories of remuneration from, the definition of “Eligible Pay,” either in general or in particular cases; provided, that any such change affecting Director Fees shall also require the approval of the Board.

2.11. “Employer”. The Company and its Subsidiaries, or any of them. Except as otherwise specified by the Administrator, however, participation in the Plan shall be limited to Eligible Employees employed by, or Consultants providing services to, the Company or one of the Subsidiaries listed in Appendix A hereto, and to Directors.

2.12. “ERISA”. The Employee Retirement Income Security Act of 1974, as amended.

2.13. “Moody’s Rate”. For any calendar year, the interest rate specified in Moody’s Bond Record under the heading of “Moody’s Corporate Bond Yield Averages – Av. Corp.,” as published for the month of November preceding the calendar year.

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2.14. “Participant”. A Consultant, Eligible Employee or Director who participates in the Plan.

2.15. “RSP”. The Cabot Retirement Savings Plan as from time to time amended and in effect.

2.16. “Subsidiary”. A corporation in which the Company holds, directly or indirectly, stock possessing at least 50% of the total voting power, and any other corporation or unincorporated trade or business that the Board designates as a Subsidiary for purposes of the Plan.

3. Deferral Election.

(a) In general. Each Eligible Employee and Consultant may elect to defer hereunder a specified portion or percentage of his or her Eligible Pay to be earned for services performed in any calendar year. Except as the Administrator may otherwise determine, Eligible Pay is earned for services performed in a year if (i) in the case of base salary or Consultant’s fees paid on a periodic basis, it would normally be paid with respect to services performed in that year; or (ii) in the case of other Eligible Pay, it is neither vested nor determinable at the beginning of the year but becomes determinable at some point during the year. Each such deferral election shall be made by the Participant’s delivery to the Administrator of a deferral election form on or before the date specified by the Administrator, but in any case (except as provided in (b) below) prior to the first day of the calendar year to which the deferral election relates.

(b) First year of participation. Notwithstanding (a) above, an individual who is newly hired during the course of a calendar year may elect to defer a specified portion or percentage of his or her Eligible Pay for the remainder of the year by delivering to the Administrator a deferral election form within 30 days of becoming eligible to participate in the Plan, such election to take effect as of the first day of the month next following receipt by the Administrator of such form (the “initial effective date”). An election under this paragraph shall be effective only as to Eligible Pay earned for services performed in the period commencing on the initial effective date and ending on the last day of the year, as determined by the Administrator under principles similar to those set forth in (a)(i) and (a)(ii) above.

(c) Limits. Except as otherwise determined by the Administrator, the maximum amount of Eligible Pay that an Eligible Employee may elect to defer for any year shall be 50% of his or her base salary plus 100% of any other Eligible Pay. An Eligible Employee who elects to defer any Eligible Pay for a year must defer at least $2,000. The $2,000 minimum shall apply on a prorated basis with respect to a partial year election under (b) above. A Consultant may defer any portion or all of his or her consulting fees for any year.

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(d) Form of deferral election. Each deferral election shall be made in writing on a form prescribed by the Administrator. The Administrator may condition the effectiveness of any election upon the delivery by the Participant of such other form or forms as the Administrator may prescribe. A deferral election applicable to Eligible Pay to be earned for services performed in a particular calendar year shall be irrevocable once that year has begun (or, in the case of an initial year of participation described in (b) above, once the 30-day election period has expired).

(e) Special rules for Directors. The provisions of this Section 3(e) shall apply, in the case of a Director, in lieu of the provisions of Sections 3(a) through (d) above. A Director may defer up to 100% of any Eligible Pay for services performed in any calendar year by completing and delivering a deferral election in accordance with Section 3(d) above not later than December 31 of the preceding year. Any individual may elect within 30 days after becoming a Director to defer up to 100% of any Eligible Pay earned for services performed subsequent to such election by completing and delivering a deferral election in accordance with Section 3(d) above within such 30-day period. A Director’s Eligible Pay shall be treated as earned for services performed in a calendar year if paid with respect to services performed in such year. The minimum amount that a Director may defer any calendar year shall be $2,000.

4. Accounts; Credits. For each Participant, the Administrator shall maintain one or more Accounts reflecting deferrals and notional earnings as hereinafter provided.

(a) Deferral credits. Each amount deferred by a Participant under Section 3 above shall be credited to the Participant’s Account in the year the amount would have been paid absent the deferral. In addition, there shall be credited to the Account of each Participant who is an Eligible Employee: (i) for the year to which the Participant’s deferral election relates, an amount equal to 10% of any base salary elected to be deferred by the Participant from that year; provided, that Participants who also participate in the Company’s supplemental plans (or any of them) shall not be eligible for the additional credit described in this clause; and (ii) subject to Treas. Regs. § 1.401(k)-1(e)(6), if the Participant is a participant in the RSP, an additional credit equal to the amount, if any, of matching contributions that would have been made for the benefit of such Participant under the RSP but for a reduction thereunder attributable to the limitations of Sections 401(k) and 401(m) of the Code, provided that the Participant has elected to participate in the RSP to the maximum extent permitted by Section 401(k) of the Code. Notional earnings under (b) below shall be calculated as though all amounts deferred under the preceding two sentences for a calendar year had been credited to the Participant’s Account as of the first day of such year (or as of the date participation in the Plan commences, in the case of a Participant’s first year of participation described in Section 3(b) above).

(b) Notional earnings. Not less frequently than annually, the Administrator shall adjust each Participant’s Account to reflect notional earnings. Notional earnings

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shall be based on one Earnings Measure selected by the Participant from such Earnings Measures as the Administrator shall specify. Subject to Sections 5(e)(iii) and (iv) below, the next sentence and such other rules and regulations as the Administrator may require, the Administrator may, but need not, permit Participants to (i) select an Earnings Measure that will apply to their Accounts from among those specified by the Administrator, and (ii) change such Earnings Measure to another specified Earnings Measure. Notwithstanding any provision of this Plan to the contrary, (i) a Participant may only select one Earnings Measure to apply to his or her entire Account at any one time, and (ii) the effective date of any change in Earnings Measure must be a prospective January 1. The Administrator shall have the absolute discretion at any time to alter or amend the Earnings Measures used in valuing and adjusting Accounts; provided, that such amendment is consistent with Section 409A of the Code; provided further, that the Administrator may not, without the written consent of the affected Participant, alter any Earnings Measure retroactively to the extent that the effect of such alteration would be to reduce the balance of the Participant’s Account below what it was immediately prior to such alteration. Nothing herein shall be construed as obligating the Administrator or any Employer to set aside assets or establish a trust or other fund for purposes of the Plan.

(c) FICA/Medicare taxes, etc. To the extent any amount deferred or credited hereunder to the Account of a Participant is treated as “wages” for FICA/Medicare or FUTA tax purposes on a current basis rather than when distributed, all as determined by the Administrator, then the Administrator shall require that the Participant either (i) timely pay such taxes in cash by separate check to the Employer, or (ii) make other arrangements satisfactory to the Employer (e.g., additional withholding from other wage payments) for the payment of such taxes. To the extent a Participant fails to pay or provide for such taxes as required, the Administrator may suspend the Participant’s participation in the Plan or reduce amounts credited or to be credited hereunder.

5. Payment of Deferred Amounts. The Participant’s Employer shall make distributions of Account balances as provided in this Section. All distributions shall be in cash.

(a) Form and timing of distributions; in general. Amounts credited to a Participant’s Account for any year under Section 4(a) above (the “deferral year”), adjusted for notional earnings under Section 4(b) above, shall be paid as the Participant elects either

(i) upon the expiration of a fixed period of years, but in no event earlier than the third anniversary of the beginning of the deferral year (a “fixed-period election”), or

(ii) upon the Participant’s separation from service with the Employer within the meaning of Section 409A of the Code (a “separation-from-service election”).

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Any election made under this Section 5(a) shall not be effective for any deferral year unless made prior to the beginning of the deferral year or within 30 days of the Participant’s becoming eligible to participate in the Plan, in the case of an initial year of participation described in Section 3(b) above, and once made shall be irrevocable. Amounts distributable pursuant to a fixed-period election shall be paid in a lump sum no later than January 31 of the year specified in a fixed-period election (a “fixed-period payment date”). If the Participant separates from service prior to a fixed-period payment date, the amount that would otherwise have been payable pursuant to such fixed-period election shall instead be paid in a lump sum as soon as reasonably practicable, but no later than 60 days following such termination.

Upon making a separation-from-service election, a Participant may elect to have amounts distributable pursuant to such election paid either in a lump sum or in installments over a period of five, ten or fifteen years (a “form-of-payment election”). If a Participant chooses a lump sum form of payment, such lump sum shall be paid as soon as reasonably practicable, but no later than 60 days following such separation from service, subject to any election change pursuant to Section 5(b). If a Consultant or an Eligible Employee chooses an installment form of payment, installment payments shall be paid monthly and shall commence as of the first day of the calendar year following the date such Participant separates from service, subject to any election change pursuant to Section 5(b). If a Director chooses an installment form of payment, installment payments shall be paid quarterly and shall commence as of the last day of the quarter in which the Director separates from service. Notwithstanding a Participant’s election under this Section 5(a) to receive installment payments, if the present value of the amount to be paid in installments is less than $50,000 at the time of the Participant’s separation from service, all amounts distributable to such Participant under (ii) above shall be paid in a lump sum as soon as reasonably practicable, but no later than 60 days following such separation.

A Participant may have more than one fixed-period payment election in effect at one time with respect to his or her Account and may have both a fixed-period payment election or elections and a separation-from-service election in effect at one time with respect to his or her Account. For example, a Participant may elect to have deferrals for 2008 paid in 2012, deferrals for 2009 paid upon separation from service, and deferrals for 2010 paid in 2015. However, except as provided below in Section 5(c), a Participant may have only one form of payment election in effect at any time with respect to payments upon separation from service, and it shall control the manner in which the entirety of the Participant’s Account distributable under (ii) above will be paid.

(b) Form and timing of distributions; election changes. A Participant who has elected to be paid upon separation from service may change a form-of-payment election, provided, however, that such change (i) except with respect to payments upon the death of a Participant, does not take effect unless made on or before the date that is one year prior to the Participant’s separation from service, and (iii) except with respect to payments upon the death of a Participant, defers for a period of not less than five years

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the payment of a lump sum or the commencement of installment payments from the date a lump sum payment would otherwise have been made or installment payments would otherwise have commenced under Section 5(a) upon such separation from service. Notwithstanding the above, the Administrator may permit participants to change a form-of-payment election without meeting the requirements of this Section 5(b), pursuant to such procedures as the Administrator may determine in its discretion, to the extent permitted by transition guidance issued under Section 409A of the Code.

(c) Grandfathered deferrals. Notwithstanding the above, a changed form-of-payment election as described in Section 5(b) will apply only to the portion of a Participant’s Account that is attributable to non-grandfathered deferrals as defined in Section 10. A Participant may change a form-of-payment election with respect to grandfathered deferrals only in accordance with the terms of the Plan as in effect on December 31, 2004. Accordingly, and notwithstanding anything herein to the contrary, a Participant who has both grandfathered and non-grandfathered deferrals under the Plan may have separate form-of-payment elections in effect at one time with respect to such grandfathered and non-grandfathered deferrals.

(d) Key Employees. Notwithstanding the provisions of Section (a) above, any lump sum payment distributable upon the separation from service of a Participant who is a “specified employee” within the meaning of Section 409A of the Code at the date he or she separates from service shall be paid as of the date that is six months after the date of the Participant’s separation from service. If a Participant who is a “specified employee” within the meaning of Section 409A of the Code at the date he or she separates from service has elected an installment form of payment, any installment payments otherwise payable under the terms of the Plan during the first six months following the date of such Participant’s separation from service shall instead be paid as of the first day of the month that is six months after the date on which such participant separated from service.

(e) Distributions upon death. Each Participant shall designate in writing, on such form as the Administrator shall prescribe, a beneficiary or beneficiaries to receive any amounts remaining to be paid hereunder at the Participant’s death; but if no such beneficiary designation is in effect at the time of the Participant’s death, or if the Participant’s beneficiary(ies) do(es) not survive the Participant, the Administrator shall cause any such remaining benefits to be paid to the executor or administrator of the Participant’s estate. If death occurs prior to the commencement or completion of installment distributions to the Participant, the Administrator shall distribute the remaining balance of the decedent’s Account to the designated beneficiary(ies), or to the decedent’s estate where applicable, in a lump sum as soon as reasonably practicable, but no later than 60 days, following such Participant’s death. The spouse of a married Participant who has not consented in writing, on such form as the Administrator may prescribe, to a designation by the Participant of one or more non-spouse beneficiary(ies) shall be treated as the designated primary beneficiary for 50% of any portion of the Participant’s Account remaining undistributed at the Participant’s death (or such larger

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amount as the Participant shall have specified in his or her beneficiary designation, if any, in effect at the time of the Participant’s death). If application of the preceding sentence results in the Participant’s spouse being treated as the designated primary beneficiary for any portion of the Participant’s Account which would otherwise have been distributed to others, the Administrator shall reduce the amount payable to the other designated beneficiary(ies), if any, in such equitable manner as it deems appropriate under the circumstances.

(f) Unforeseeable Emergency. If a Participant suffers an unforeseeable emergency (as defined below) prior to the payment in full of his or her Account, the Participant may apply in writing for an extraordinary distribution under this paragraph. If the Administrator in its discretion determines that an unforeseeable emergency has occurred, the Participant’s Employer will pay the Participant an amount equal to the lesser of (i) the then balance of the Participant’s Account, or (ii) the amount determined by the Administrator to be necessary to meet the emergency (including applicable taxes). “Unforeseeable emergency” shall mean an unforeseeable emergency within the meaning of Section 409A of the Code and shall include (i) a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant’s spouse, or a dependent (as defined in Section 152(a) of the Code) of the Participant, (ii) loss of the Participant’s property due to casualty, or (iii) other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.

(g) Computation of installment payments, etc. If any Account is to be distributed in installments, the amount of each such installment shall be determined by applying the following special rules:

(i) If the Earnings Measure in effect for the Account when installments begin is the Moody’s Rate, the amount of each installment shall be determined so as to result in equal installments over the installment period, applying the following special rules: (x) the Earnings Measure used to measure notional earnings with respect to the declining Account balance over the course of the installment period shall be a fixed rate equal to the average of the Moody’s Rate for the year in which the installment distributions commence and the preceding four calendar years, and (y) notional earnings shall be determined by assuming that the Account is reduced at the beginning of each year in the installment period by the aggregate amount of the installment payments to be made for that year.

(ii) If the Earnings Measure in effect for the Account is not the Moody’s Rate, the Account balance of the Participant shall be calculated as of the close of business on the first business day of each fiscal quarter of the Company during the installment period, and the quarterly installment or monthly installments for that quarter shall be calculated by dividing this balance by the

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remaining number of quarterly or monthly payments due the Participant. By way of example, if the Participant elects 40 quarterly installments, the first payment shall be 1/40 of the account balance, calculated as of the first business day of the first fiscal quarter of the Company. The following quarter, the payment shall be 1/39 of the account balance calculated as of the first business day of the second fiscal quarter of the Company.

(iii) If the Earnings Measure in effect for the Account when installments begin is not the Moody’s Rate, the Participant, subject to Section 4(b) above, may at any time during the installment period change the Earnings Measure in effect for the Account to the Moody’s Rate effective as of the next January 1. The Account balance as of such January 1 shall be paid out in equal installments over the remainder of the installment period, with the amount of the installments determined applying the following special rules: (x) the Earnings Measure used to measure notional earnings with respect to the declining Account balance over the remainder of the installment period shall be a fixed rate equal to the average of the Moody’s Rate for the calendar year in which the equal installment distributions commence and the preceding four calendar years, and (y) notional earnings shall be determined by assuming that the Account is reduced at the beginning of each year in the remainder of the installment period by the aggregate amount of the installment payments to be made for that year.

(iv) Notwithstanding any provisions of this Plan to the contrary, if the Earnings Measure in effect for an Account when installments begin is the Moody’s Rate, or if the Participant changes the Earnings Measure to the Moody’s Rate during the course of the installment period in accordance with Section 5(e)(iii) above, the Participant may not subsequently change the Earnings Measure.

(h) Section 162(m). Notwithstanding any other provision of the Plan, prior to a Change in Control (as that term is defined in the RSP as in effect immediately prior to such a Change) the Administrator may defer payment of any portion of a distribution hereunder to the extent permitted by Section 409A of the Code if the Administrator reasonably determines that such deferral is necessary to avoid disallowance of a deduction under Section 162(m) of the Code. Amounts so deferred shall continue to be credited with notional earnings under Section 4(b) and shall be paid on the earlier of (i) the date Section 162(m) would no longer limit the deductibility of such payment, as reasonably determined by the Administrator, or (ii) the date of Change in Control (as so defined).

(i) Taxes. All distributions under the Plan shall be subject to reduction for applicable tax withholding.

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6. Assignment. Each Employer’s obligations under the Plan shall be binding upon its successors and assigns. The rights of Participants and beneficiaries under the Plan are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of such Participants and beneficiaries. Any attempt by any person other than Participants or their beneficiaries to bring a claim under the Plan shall be null and void.

7. Plan To Be Unfunded, Etc. The Plan is intended to be a “pension plan” (within the meaning of Section 3(2) of ERISA) that is unfunded for ERISA and tax purposes and that qualifies for the exemptions described in ERISA Sections 201(a)(2), 301(a)(3) and 401(a)(1). The Administrator shall be the “plan administrator” of the Plan and shall have discretion to construe its terms and determine each Eligible Employee’s or Participant’s eligibility for deferrals or distributions hereunder. If any person claims any benefit hereunder, the Administrator shall make and communicate its decision with respect to the claim within 90 days from the date the claim was received. Where special circumstances require additional time for processing the claim, the ninety-day response period may be extended by the Administrator to 180 days. If the Administrator does not render a written determination prior to the expiration of such 90-day (or 180-day) period, the claim will be deemed denied. If a claim hereunder is denied, the claimant may, within 60 days of such denial, appeal the denial by written request for review delivered to the Board or its designate, which request may include a request to review pertinent documents and to submit issues and comments in writing. The Board or its designate shall render a decision on the appeal within 60 days (or, if special circumstances require an extension of the time for processing, 120 days) after receipt of the request for review; but if no written decision is rendered within such period(s), the appeal will be deemed denied.

Nothing in this Section or in Section 4(b) shall be construed as prohibiting the Employer from establishing and maintaining a “rabbi trust” or similar trust or account in connection with the Plan, so long as the maintenance and funding of such a trust or account does not jeopardize the unfunded status of the Plan under ERISA or effective tax deferral under the Code.

8. No Contract of Employment. By participating in the Plan, each Participant expressly acknowledges and agrees that (i) nothing in the Plan or in its operation, including deferrals hereunder, limits the right of the Company or any other Employer to terminate the employment or other services of the Participant at any time, with or without cause, and that (ii) neither he or she, nor his or her beneficiaries, will claim lost compensation or tax benefits associated with discontinuance of participation in the Plan as damages or as a measure of damages in connection with any termination of employment or other services.

9. Amendment and Termination. The Board may terminate the Plan at any time and may amend the Plan at any time and from time to time, including amendments with retroactive effect; provided, that no such action shall, without the consent of the affected Participant, reduce the balance of any Participant’s Account below what it was immediately prior to the taking of such action; and further provided, that upon and following a Change in Control (as defined in the RSP as in effect immediately prior to such a Change), no amendment shall result in the further

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deferral of payments that have been delayed by reason of the operation of Section 5(h) above. If it determines such action to be necessary to preserve or reinstate the Plan’s status as a “top hat” plan under Sections 201(a)(2), 301(a)(3) or 401(a)(1) of ERISA, or to ensure effective tax deferral under the Plan, the Administrator may at any time exclude any individual from Participation in the Plan or may make such changes in the deferral or distribution rules hereunder as are reasonably determined by the Administrator to be necessary to accomplish such result or results, provided, however, that such changes must be consistent with the requirements of Section 409A of the Code. Upon termination of the Plan in general or as to any Participant or group of Participants, the Administrator may, but need not, to the extent consistent with Section 409A of the Code, provide for immediate distribution of Accounts to the affected Participants.

10. Section 409A. With respect to amounts deferred by a Participant for services in calendar year 2005 and in subsequent years, including all income, gains and losses credited or charged with respect thereto (“non-grandfathered deferrals”), the Plan is intended to comply with the requirements of Section 409A of the Code and shall be construed accordingly. With respect to amounts deferred (within the meaning of Section 409A) by a Participant on or before December 31, 2004 (including all income, gains and losses credited or charged with respect thereto) (“grandfathered deferrals”), the Plan is intended to be grandfathered for purposes of Section 409A and therefore exempt from Section 409A.

11. Limitation of Liability. Notwithstanding anything to the contrary in the Plan, no Employer, nor the Administrator, nor any person acting on behalf of any Employer or the Administrator, shall be liable to any Participant or to the estate or beneficiary of any Participant by reason of any acceleration of income, or any additional tax, asserted by reason of the failure of any deferral to satisfy the requirements of Section 409A of the Code.

12. Administration of the Plan. The Administrator shall have full power to interpret and administer the Plan and determine the eligibility of any person for benefits hereunder and the amount of any such benefit, in its discretion. Without limiting the foregoing, the Administrator shall have full discretionary power and authority, not inconsistent with the express provisions of the Plan, to select those individuals who may participate in the Plan; to determine their remuneration eligible for deferral under the Plan; to determine their eligibility to commence receipt of benefits and the form of benefits (including, without limitation, any determination as to the proper treatment of leaves of absence and other periods of service to the Employer); to adopt, alter, and repeal such rules, guidelines and procedures for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to prescribe the form of any election under the Plan; and otherwise to supervise the administration of the Plan.

Cabot Corporation

Amended and Restated Deferred Compensation Plan

Master Plan Document

IN WITNESS WHEREOF, the Company has signed this Plan Document as of the 13th day of July, 2007.

By:	/s/ Robby D. Sisco
Title:	Vice President for Human Resources

Cabot Corporation

Amended and Restated Deferred Compensation Plan

Master Plan Document

Appendix A

Employers Participating in the Plan

Cabot Corporation

Cabot Specialty Fluids, Inc.

Appendix B

Cabot Corporation

Deferred Compensation Plan

Master Plan Document

Cabot Corporation

Deferred Compensation Plan

Master Plan Document

TABLE OF CONTENTS
1. In General	1

2. Defined Terms.	1

3. Deferral Election.	3

(a) In general.	3
(b) First year of participation	3
(c) Limits	3
(d) Form of election; irrevocability	3

4. Accounts; Credits	4

(a) Deferral credits.	4
(b) Notional earnings	4
(c) FICA/Medicare taxes, etc.	4

5. Payment of Deferred Amounts	5

(a) Form and timing of distributions; in general	5
(b) Distributions upon death	6
(c) Hardship	6
(d) Other Withdrawals	6
(e) Computation of installment payments, etc.	7
(f) Section 162(m)	7
(g) Taxes	7

6. Assignment	7

i

Cabot Corporation

Deferred Compensation Plan

Master Plan Document

7. Plan To Be Unfunded, etc.	7

8. No Contract of Employment	8

9. Amendment and Termination	8

10. Administration of the Plan	9

ii

Cabot Corporation

Deferred Compensation Plan

Master Plan Document

CABOT CORPORATION

DEFERRED COMPENSATION PLAN

1. In General. Cabot Corporation (the “Company”) has established this Deferred Compensation Plan (the “Plan”) to further its business interests by providing eligible employees an opportunity to defer some or all of their compensation on an unfunded, nonqualified basis as hereinafter provided. The Plan shall be effective January 1, 1995.

2. Defined Terms. As used in the Plan, the following terms have the meanings associated with them below:

•	“Account”: A memorandum account maintained by the Administrator to reflect the Employer’s unfunded deferred compensation obligation to a Participant hereunder, including where the context requires any sub-account.

•	“Administrator”: The Benefits Committee of the Company, whose members are appointed by the Board and serve at the Board’s pleasure, or such other committee, person or persons as the Board may designate. The term “Administrator” shall also include delegates of any of the foregoing.

•	“Board”: The Board of Directors of the Company.

•	“Code”: The federal Internal Revenue Code, as amended.

•	“Consultant”: An individual performing consulting services for an Employer (other than as an employee) who is designated by the Administrator as eligible to participate in the Plan, provided that such designation has not been revoked by the Administrator.

•	“Earnings Measure”: An interest rate, stock index, bond index, mutual fund or other objective external measure of investment performance specified by the Administrator for purposes of measuring and crediting notional earnings under Section 4(b) below.

Cabot Corporation

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Master Plan Document

•	“Eligible Employee”: An individual employed by an Employer who is (i) determined by the Administrator to qualify as a “highly compensated or management” employee for purposes of Sections 201(a)(2), 301(a)(3) and 401(a)(1) of ERISA, and (ii) designated by the Administrator as eligible to participate in the Plan, provided that such designation has not been revoked by the Administrator.

•	“Eligible Pay”: Except as otherwise determined by the Administrator, Eligible Pay shall include (i) in the case of an Eligible Employee: base salary, amounts payable under the Company’s short-term incentive program, and sales incentive bonuses; and (ii) in the case of a Consultant: the consulting fees payable by the Employer. The Administrator in its discretion may include other categories of remuneration in, or exclude categories of remuneration from, the definition of “Eligible Pay,” either in general or in particular cases.

•	“Employer”: The Company and its Subsidiaries, or any of them. Except as otherwise specified by the Administrator, however, participation in the Plan shall be limited to Eligible Employees employed by, or Consultants providing services to, the Company or one of the Subsidiaries listed in Appendix A hereto.

•	“ERISA”: The Employee Retirement Income Security Act of 1974, as amended.

•	“Moody’s Rate”: The rate described in Section 5(e) below.

•	“Participant”: A Consultant or an Eligible Employee who participates in the Plan.

•	“RSP”: The Cabot Retirement Savings Plan as from time to time amended and in effect.

•	“Subsidiary”: A corporation in which the Company holds, directly or indirectly, stock possessing 50% of the total voting power, and any other corporation or unincorporated trade or business that the Board designates as a Subsidiary for purposes of the Plan.

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Master Plan Document

3. Deferral Election.

(a) In general. Each Eligible Employee and Consultant may elect to defer hereunder a specified portion or percentage of his or her Eligible Pay to be earned in any calendar year. Except as the Administrator may otherwise determine, Eligible Pay is earned in a year if (i) in the case of base salary or Consultant’s fees paid on a periodic basis, it would normally be paid in that year; or (ii) in the case of other Eligible Pay, it is neither vested nor determinable at the beginning of the year but becomes determinable at some point during the year. Each such deferral election shall be made by the Participant’s delivery to the Administrator of a deferral election form on or before the date specified by the Administrator, but in any case (except as provided in (b) below) prior to the first day of the calendar year to which the deferral election relates.

(b) First year of participation. Notwithstanding (a) above, an individual who first becomes eligible to participate in the Plan during the course of a calendar year may elect to defer a specified portion or percentage of his or her Eligible Pay for the remainder of the year by delivering to the Administrator a deferral election form within 30 days of being notified of eligibility, such election to take effect as of the first day of the month next following receipt by the Administrator of such form or forms (the “initial effective date”). An election under this paragraph shall be effective only as to Eligible Pay earned in the period commencing on the initial effective date and ending on the last day of the year, as determined by the Administrator under principles similar to those set forth in (a)(i) and (a)(ii) above.

(c) Limits. Except as otherwise determined by the Administrator, the maximum amount of Eligible Pay that an Eligible Employee may elect to defer for any year shall be 50% of his or her base salary plus 100% of any other Eligible Pay. An Eligible Employee who elects to defer any Eligible Pay for a year must defer at least $2,000. The $2,000 minimum shall apply on a prorated basis with respect to a partial year election under (b) above. A Consultant may defer any portion or all of his or her consulting fees for any year.

(d) Form of election; irrevocability. Each deferral election shall be made in writing on a form prescribed by the Administrator. The Administrator may condition the effectiveness of any election upon the delivery by the Participant of such other form or forms as the Administrator may prescribe. A deferral election applicable to Eligible Pay to be earned in a particular calendar year shall be irrevocable once that year has begun (or, in the case of an initial year of participation described in (b) above, once the 30-day election period has expired).

Cabot Corporation

Deferred Compensation Plan

Master Plan Document

4. Accounts; Credits. For each Participant, the Administrator shall maintain one or more Accounts reflecting deferrals and notional earnings as hereinafter provided.

(a) Deferral credits. Each amount deferred by a Participant under Section 3 above shall be credited to the Participant’s Account in the year the amount would have been paid absent the deferral. In addition, there shall be credited to the Account of each Participant who is an Eligible Employee: (i) for the year to which the Participant’s deferral election relates, an amount equal to 10% of any base salary elected to be deferred by the Participant from that year; provided, that Participants who also participate in the Company’s supplemental plans (or any of them) shall not be eligible for the additional credit described in this clause; and (ii) subject to Treas. Regs. § 1.401(k)-1(e)(6), if the Participant is a participant in RSP, an additional credit equal to the amount, if any, of matching contributions that would have been made for the benefit of such Participant under RSP but for a reduction thereunder attributable to the limitations of Sections 401(k) and 401(m) of the Code, provided that the Participant has elected to participate in RSP to the maximum extent permitted by Section 401(k) of the Code. Notional earnings under (b) below shall be calculated as though all amounts deferred under the preceding two sentences for a calendar year had been credited to the Participant’s Account as of the first day of such year (or as of the date participation in the Plan commences, in the case of a Participant’s first year of participation described in Section 3(b) above).

(b) Notional earnings. Not less frequently than annually, the Administrator shall adjust each Participant’s Account to reflect notional earnings. Notional earnings shall be based on such Earnings Measures as the Administrator shall specify. The Administrator may, but need not, permit Participants to (i) select the Earnings Measures that will apply to their Accounts from among those specified by the Administrator, and (ii) change such Measures prospectively at any time. The Administrator shall have the absolute discretion at any time to alter or amend the Earnings Measures used in valuing and adjusting Accounts; provided, that the Administrator may not, without the written consent of the affected Participant, alter any Earnings Measure retroactively to the extent that the effect of such alteration would be to reduce the balance of the Participant’s Account below what it was immediately prior to such alteration. Nothing herein shall be construed as obligating the Administrator or any Employer to set aside assets or establish a trust or other fund for purposes of the Plan.

(c) FICA/Medicare taxes, etc. To the extent any amount deferred or credited hereunder to the Account of a Participant is treated as “wages” for FICA/Medicare or FUTA tax purposes on a current basis rather than when distributed, all as determined by the Administrator, then the Administrator shall require that the Participant either (i) timely pay such taxes in cash by separate check to the Employer, or (ii) make other arrangements satisfactory to the Employer (e.g., additional withholding from other wage

Cabot Corporation

Deferred Compensation Plan

Master Plan Document

payments) for the payment of such taxes. To the extent a Participant fails to pay or provide for such taxes as required, the Administrator may suspend the Participant’s participation in the Plan or reduce amounts credited or to be credited hereunder.

5. Payment of Deferred Amounts. The Participant’s Employer shall make distributions of Account balances as provided in this Section. All distributions shall be in cash.

(a) Form and timing of distributions; in general. Amounts credited to a Participant’s Account for any year under Section 4(a) above (the “deferral year”), adjusted for notional earnings under Section 4(b) above, shall be paid as the Participant elects either

(i) upon the expiration of a fixed period of years, but in no event earlier than the third anniversary of the beginning of the deferral year (a “fixed-period election”), or

(ii) upon termination of the Participant’s employment or consulting relationship with the Employer.

A fixed-period election shall not be effective for any deferral year unless made prior to the beginning of the deferral year or within 30 days of being notified of eligibility to participate, in the case of an initial year of participation described in Section 3(b) above, and once made shall be irrevocable. Amounts distributable pursuant to a fixed-period election shall be paid in a lump sum. If the Participant’s employment or consulting relationship with the Employer terminates prior to the payment date specified in any fixed-period election, amounts that would otherwise have been payable under (i) above pursuant to such election shall instead be paid in a lump sum upon such termination.

A Participant shall be deemed to have elected a distribution under (ii) above as to any portion of his or her Account for which an effective fixed-period election has not been made. Subject to such rules as the Administrator may prescribe, a Participant may elect to have amounts distributable under (ii) above paid either in a lump sum or in equal monthly installments over a period of five, ten or fifteen years (a “form of payment election”), and may change such election at any time prior to termination of employment or termination of the consulting relationship. However, a Participant may have only one form of payment election in effect at any time, and it shall control the manner in which the entirety of the Participant’s Account distributable under (ii) above will be paid. Moreover, except for a Participant’s initial form of payment election made in connection with his or her commencement of participation in the Plan, no such election or change in election shall be effective unless made more than three years prior to termination of the Participant’s employment or consulting relationship with the Company. In the absence of any effective form of payment election, all amounts distributable to a Participant under

Cabot Corporation

Deferred Compensation Plan

Master Plan Document

the Plan shall be paid in a lump sum. The Administrator may also in its discretion accelerate the distribution under (ii) above, including payment of a lump sum, to a Participant who elected an installment payout and who terminates employment prior to age 55 with less than 10 years of service with all Employers.

(b) Distributions upon death. Each Participant shall designate in writing, on such form as the Administrator shall prescribe, a beneficiary or beneficiaries to receive any amounts remaining to be paid hereunder at the Participant’s death; but if no such beneficiary designation is in effect at the time of the Participant’s death, or if the Participant’s beneficiary(ies) do(es) not survive the Participant, the Administrator shall cause any such remaining benefits to be paid to the executor or administrator of the Participant’s estate. If death occurs prior to the commencement or completion of installment distributions to the Participant, the Administrator reserves the right to distribute the remaining balance of the decedent’s Account to the designated beneficiary(ies), or to the decedent’s estate where applicable, in a lump sum or other form of payment. The spouse of a married Participant who has not consented in writing, on such form as the Administrator may prescribe, to a designation by the Participant of one or more non-spouse beneficiary(ies) shall be treated as the designated primary beneficiary for 50% of any portion of the Participant’s Account remaining undistributed at the Participant’s death (or such larger amount as the Participant shall have specified in his or her beneficiary designation, if any, in effect at the time of the Participant’s death). If application of the preceding sentence results in the Participant’s spouse being treated as the designated primary beneficiary for any portion of the Participant’s Account which would otherwise have been distributed to others, the Administrator shall reduce the amount payable to the other designated beneficiary(ies), if any, in such equitable manner as it deems appropriate under the circumstances.

(c) Hardship. If a Participant suffers an unforeseeable financial emergency (caused by an event beyond the Participant’s control) prior to the payment in full of his or her Account, the Participant may apply in writing for an extraordinary distribution under this paragraph. If the Administrator in its discretion determines that an unforeseeable financial emergency has occurred, the Participant’s Employer will pay the Participant an amount equal to the lesser of (i) the then balance of the Participant’s Account, or (ii) the amount determined by the Administrator to be necessary to meet the emergency (including applicable taxes).

(d) Other Withdrawals. A Participant may at any time elect to withdraw the entirety of his or her Accounts less a 10% withdrawal penalty (in addition to any applicable tax withholding). Any such election shall be made in such manner and upon such prior notice as the Administrator may prescribe. A Participant who elects a withdrawal under this Section 5(d) shall thereby be barred from future participation in the Plan and shall cease to be a Participant.

Cabot Corporation

Deferred Compensation Plan

Master Plan Document

(e) Computation of installment payments, etc. If any Account is to be distributed in installments, the amount of each such installment shall be determined so as to result in equal installments over the installment period, applying the following special rules and assumptions: (i) the Earnings Measure used to measure notional earnings with respect to the declining Account balance over the course of the installment period shall be a fixed rate equal to the average of the Moody’s Rate for the year in which the installment distributions are to commence and the preceding four calendar years, and (ii) notional earnings (calculated using the Earnings Measure described in (i) above) shall be determined by assuming that the Account is reduced at the beginning of each year in the installment period by the aggregate amount of the installment payments to be made for that year. For purposes of this paragraph, the Moody’s Rate for any calendar year is the interest rate specified in Moody’s Bond Record under the heading of “Moody’s Corporate Bond Yield Averages — Av. Corp.”, as published for the month of November preceding the calendar year.

(f) Section 162(m). Notwithstanding any other provision of the Plan, prior to a Change in Control (as that term is defined in RSP as in effect immediately prior to such a Change) the Administrator may defer payment of any portion of a distribution hereunder if in the judgment of the Administrator such deferral is necessary to avoid disallowance of a deduction under Section 162(m) of the Code. Amounts so deferred shall continue to be credited with notional earnings under Section 4(b) and shall be paid on the earlier of (i) the date Section 162(m) would no longer limit the deductibility of such payment, as reasonably determined by the Administrator, or (ii) the date of Change in Control (as so defined).

(g) Taxes. All distributions under the Plan shall be subject to reduction for applicable tax withholding.

6. Assignment. Each Employer’s obligations under the Plan shall be binding upon its successors and assigns. The rights of Participants and beneficiaries under the Plan are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of such Participants and beneficiaries. Any attempt by any person other than Participants or their beneficiaries to bring a claim under the Plan shall be null and void.

7. Plan To Be Unfunded, Etc. The Plan is intended to be a “pension plan” (within the meaning of Section 3(2) of ERISA) that is unfunded for ERISA and tax purposes and that

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Master Plan Document

qualifies for the exemptions described in ERISA Sections 201(a)(2), 301(a)(3) and 401(a)(1). The Administrator shall be the “plan administrator” of the Plan and shall have discretion to construe its terms and determine each Eligible Employee’s or Participant’s eligibility for deferrals or distributions hereunder. If any person claims any benefit hereunder, the Administrator shall make and communicate its decision with respect to the claim within 90 days from the date the claim was received. Where special circumstances require additional time for processing the claim, the ninety-day response period may be extended by the Administrator to 180 days. If the Administrator does not render a written determination prior to the expiration of such 90-day (or 180-day) period, the claim will be deemed denied. If a claim hereunder is denied, the claimant may, within 60 days of such denial, appeal the denial by written request for review delivered to the Board or its designate, which request may include a request to review pertinent documents and to submit issues and comments in writing. The Board or its designate shall render a decision on the appeal within 60 days (or, if special circumstances require an extension of the time for processing, 120 days) after receipt of the request for review; but if no written decision is rendered within such period(s), the appeal will be deemed denied.

Nothing in this Section or in Section 4(b) shall be construed as prohibiting the Employer from establishing and maintaining a “rabbi trust” or similar trust or account in connection with the Plan, so long as the maintenance and funding of such a trust or account does not jeopardize the unfunded status of the Plan under ERISA or effective tax deferral under the Code.

8. No Contract of Employment. By participating in the Plan, each Participant expressly acknowledges and agrees that (i) nothing in the Plan or in its operation, including deferrals hereunder, limits the right of the Company or any other Employer to terminate the employment or other services of the Participant at any time, with or without cause, and that (ii) neither he or she, nor his or her beneficiaries, will claim lost compensation or tax benefits associated with discontinuance of participation in the Plan as damages or as a measure of damages in connection with any termination of employment or other services.

9. Amendment and Termination. The Board may terminate the Plan at any time and may amend the Plan at any time and from time to time, including amendments with retroactive effect; provided, that no such action shall, without the consent of the affected Participant, reduce the balance of any Participant’s Account below what it was immediately prior to the taking of such action; and further provided, that upon and following a Change in Control (as defined in RSP as in effect immediately prior to such a Change), no amendment shall result in the further deferral of payments that have been delayed by reason of the operation of Section 5(e) above. If it determines such action to be necessary to preserve or reinstate the Plan’s status as a “top hat” plan under Sections 201(a)(2), 301(a)(3) or 401(a)(1) of ERISA, or to ensure effective tax deferral under the Plan, the Administrator may at any time exclude any individual from

Cabot Corporation

Deferred Compensation Plan

Master Plan Document

Participation in the Plan and cause his or her Account to be promptly distributed, or may make such changes in the deferral or distribution rules hereunder as are reasonably determined by the Administrator to be necessary to accomplish such result or results. Upon termination of the Plan in general or as to any Participant or group of Participants, the Administrator may, but need not, provide for immediate distribution of Accounts to the affected Participants.

10. Administration of the Plan. The Administrator shall have full power to interpret and administer the Plan and determine the eligibility of any person for benefits hereunder and the amount of any such benefit, in its discretion. Without limiting the foregoing, the Administrator shall have full discretionary power and authority, not inconsistent with the express provisions of the Plan, to select those individuals who may participate in the Plan; to determine their remuneration eligible for deferral under the Plan; to determine their eligibility to commence receipt of benefits and the form of benefits (including, without limitation, any determination as to the proper treatment of leaves of absence and other periods of service to the Employer); to adopt, alter, and repeal such rules, guidelines and procedures for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to prescribe the form of any election under the Plan; and otherwise to supervise the administration of the Plan.

IN WITNESS WHEREOF, the Company has signed this Plan Document as of the1st day of January 1995.

By:	Karen M. Morrissey

Its:	Vice President

Cabot Corporation

Deferred Compensation Plan

Master Plan Document

Appendix A

Employers Participating in the Plan

Cabot Corporation

Cabot Corporation

Deferred Compensation Plan

Master Plan Document

AMENDMENT 1997-1

TO

CABOT CORPORATION

DEFERRED COMPENSATION PLAN

Cabot Corporation, a Delaware corporation (the “Company”), pursuant to Section 9 of the Cabot Corporation Deferred Compensation Plan (the “Plan”), hereby amends the Plan, as follows, effective as of June 1, 1997:

1.	Section 1 is amended by inserting the phrase “and non-employee directors” after the word “employees”.

2.	The following defined terms are added to Section 2 immediately following the definition of “CRISP”:

“Director: Any member of the Board other than an employee of any Employer.

“Director Fees”: The cash annual retainer fees and meeting fees paid by the Company as compensation for service on the Board or any committee thereof.

3.	The definitions of “Eligible Pay”, “Moody’s Rate” and “Participant” in Section 2 are amended in their entireties to read as follows:

“Eligible Pay”: Except as otherwise determined by the Administrator, Eligible Pay shall include (i) in the case of an Eligible Employee: base salary, amounts payable under the Company’s short-term incentive program, and sales incentive bonuses; (ii) in the case of a Consultant: the consulting fees payable by the Employer; and (iii) in the case of a Director: Director Fees. The Administrator in its discretion may include other categories of remuneration in, or exclude categories of remuneration from, the definition of “Eligible Pay,” either in general or in particular cases; provided, that any such change affecting Director Fees shall also require the approval of the Board.

“Moodys Rate”: For any calendar year, the interest rate specified in Moody’s Bond Record under the heading of “Moody’s Corporate Bond Yield Averages – Av. Corp.,” as published for the month of November preceding the calendar year.

“Participant”: A Consultant, Eligible Employee or Director who participates in the Plan.

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4.	Section 2 is further amended by (i) adding the phrase “, and to Directors” at the end of the definition of “Employer” and (ii) adding the following to the definition of “Earnings Measure”:

In the case of Eligible Pay deferred by a Director, the Earnings Measure applied under Section 4(b) below shall be limited to one of the following: (i) a notional interest rate equal (for each year) to the Moody’s Rate for such year, or (ii) deemed investment in (i.e. phantom units of) common stock of the Company. If the Earnings Measure is based on the Moody’s Rate, all Eligible Pay deferred by a Director during a calendar year shall be credited to the Director’s Account as of the first day of such calendar year. If the Earnings Measure is based on common stock of the Company, all Eligible Pay deferred by a Director during a calendar quarter shall be credited to the Director’s Account in phantom stock units as of, and based on the closing price for the Company common stock on the New York Stock Exchange on, the last trading day of such quarter, and phantom dividends on such Account (based on the balance of phantom stock units in such Account on the record date for each dividend declared on shares of Company common stock) shall be added to such Account in phantom stock units as of, and based on the closing price for the common stock on the New York Stock Exchange on, the date dividends are actually paid on the common stock.

5.	Section 3 is amended by adding thereto a new Section 3(e) to read in its entirety as follows:

(e) Special rules for Directors. The provisions of this Section 3(e) shall apply, in the case of a Director, in lieu of the provisions of Sections 3(a) through (d) above. A Director may defer up to 100% of any Eligible Pay for any calendar year commencing on or after January 1, 1998 by completing and delivering a deferral election in accordance with Section 3(d) above not later than September 15 of the preceding year. A Director who is serving as such on June 1, 1997 may defer up to 100% of any Eligible Pay earned in the third and fourth quarters of calendar year 1997 by completing and delivering a deferral election in accordance with Section 3(d) above not later than June 30, 1997. Any individual who becomes a Director after June 1, 1997 may elect within 30 days after becoming a Director to defer up to 100% of any Eligible Pay earned in the remainder of the calendar year in which such individual becomes a Director (and the following calendar year, if such individual becomes a Director between August 16 and December 31 of any calendar year) by completing and delivering a deferral election in accordance with Section 3(d) above within such 30-day period. A

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Director’s Eligible Pay shall be treated as earned on the date it would be paid if not deferred hereunder. The minimum amount that a Director may defer for any calendar year shall be $2,000.

6.	Section 4(b) is amended in its entirety to read as follows:

(b) Notional earnings. Not less frequently than annually, the Administrator shall adjust each Participant’s Account to reflect notional earnings. Notional earnings shall be based on one Earnings Measure selected by the Participant from such Earnings Measures as the Administrator may specify. Subject to Sections 5(e)(iii) and (iv) below, the next sentence and such other rules and regulations as the Administrator may require, the Administrator may, but need not, permit Participants to (i) select an Earnings Measure that will apply to their Accounts from among those specified by the Administrator, and (ii) change such Earnings Measure to another specified Earnings Measure. Notwithstanding any provision of this Plan to the contrary, (i) a Participant may only select one Earnings Measure to apply to his or her entire Account at any one time, and (ii) the effective date of any change in Earnings Measure must be a prospective January 1. The Administrator shall have the absolute discretion at any time to alter or amend the Earnings Measures used in valuing and adjusting Accounts; provided, that the Administrator may not, without the written consent of the affected Participant, alter any Earnings Measure retroactively to the extent that the effect of such alteration would be to reduce the balance of the Participant’s Account below what it was immediately prior to such alteration. Nothing herein shall be construed as obligating the Administrator or any Employer to set aside assets or establish a trust or other fund for the purposes of the Plan.

7.	Section 5(a) is amended by (i) inserting the phrase “, service as a Director” after the word “employment” the first, second and fourth times it appears, (ii) replacing the phrase “termination of employment or termination of the consulting relationship,” with the phrase “termination of the Participant’s employment, service as a Director or consulting relationship with the Employer” and (ii) deleting the word “equal”.

8.	Section 5(e) is amended in its entirety to read as follows:

(e) Computation of installment payments, etc. If any Account is to be distributed in installments, the amount of each installment shall be determined applying the following special rules:

(i) If the Earnings Measure in effect for the Account when installments begin is the Moody’s Rate, the amount of each installment shall be determined so

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as to result in equal installments over the installment period, applying the following special rules: (x) the Earnings Measure used to measure notional earnings with respect to the declining Account balance over the course of the installment period shall be a fixed rate equal to the average of the Moody’s Rate for the year in which the installment distributions commence and the preceding four calendar years, and (y) notional earnings shall be determined by assuming that the Account is reduced at the beginning of each year in the installment period by the aggregate amount of the installment payments to be made for that year.

(ii) If the Earnings Measure in effect for the Account is not the Moody’s Rate, the Account balance of the Participant shall be calculated as of the close of business on the first business day of each month during the installment period, and the monthly installment for that month shall be calculated by dividing this balance by the remaining number of monthly payments due the Participant. By way of example, if the Participant elects 120 monthly installments, the first payment shall be 1/120 of the account balance, calculated as of the first business day of the first month. The following month, the payment shall be 1/119 of the account balance calculated as of the first business day of the second month.

(iii) If the Earnings Measure in effect for the Account when installments begin is not the Moody’s Rate, the Participant, subject to Section 4(b) above, may at any time during the installment period change the Earnings Measure in effect for the Account to the Moody’s Rate effective as of the next January 1. The Account balance as of such January 1 shall be paid out in equal installments over the remainder of the installment period, with the amount of the installments determined applying the following special rules: (x) the Earnings Measure used to measure notional earnings with respect to the declining Account balance over the remainder of the installment period shall be a fixed rate equal to the average of the Moody’s Rate for the calendar year in which the equal installment distributions commence and the preceding four calendar years, and (y) notional earnings shall be determined by assuming that the Account is reduced at the beginning of each year in the remainder of the installment period by the aggregate amount of the installment payments to be made for that year.

(iv) Notwithstanding any provisions of this Plan to the contrary, if the Earnings Measure in effect for an Account when installments begin is the Moody’s Rate, or if the Participant changes the Earnings Measure to the Moody’s Rate during the course of the installment period in accordance with Section 5(e)(iii) above, the Participant may not subsequently change the Earnings Measure.

4

Cabot Corporation

Deferred Compensation Plan

Master Plan Document

In Witness Whereof, the Company has caused this Amendment to be signed by it’s duly authorized officer this 30th day of June 1997.

CABOT CORPORATION

By:	/s/ Karen M. Morrissey

Its:	Vice President

5

AMENDMENT NO. 1

TO

CABOT CORPORATION

AMENDED AND RESTATED DEFERRED COMPENSATION PLAN

Cabot Corporation, a Delaware corporation (the “Company”), pursuant to Section 9 of the Cabot Corporation Amended and Restated Deferred Compensation Plan (the “Plan”), hereby amends the Plan, as follows, effective from November 9, 2007:

The third paragraph of Section 5(a) is amended in its entirety to read as follows:

“Upon making a separation-from-service election, a Participant may elect to have amounts distributable pursuant to such election paid either in a lump sum or in installments over a period of five, ten or fifteen years (a “form-of-payment election”). If a Participant chooses a lump sum form of payment, such lump sum shall be paid as soon as reasonably practicable, but no later than 60 days following such separation from service, subject to any election change pursuant to Section 5(b). If a Consultant or an Eligible Employee chooses an installment form of payment, installment payments shall be paid monthly and shall commence as of the first day of the calendar year following the date such Participant separates from service, subject to any election change pursuant to Section 5(b). If a Director chooses an installment form of payment, installment payments shall be paid quarterly and shall commence as of the last day of the quarter in which the Director separates from service. Notwithstanding a Participant’s election under this Section 5(a) to receive installment payments, if the present value of the amount to be paid in installments is less than $50,000 at the time of the Participant’s separation from service, all amounts distributable to such Participant under (ii) above shall be paid in a lump sum as soon as reasonably practicable, but no later than 60 days following such separation.”

In Witness Whereof, the Company has caused this Amendment to be signed by its duly authorized officer this 9th day of November, 2007.

CABOT CORPORATION

By:	/s/ Robby D. Sisco

Its:	Vice President-Human Resources

AMENDMENT NO. 2

TO

CABOT CORPORATION

AMENDED AND RESTATED DEFERRED COMPENSATION PLAN

Cabot Corporation, a Delaware corporation (the “Company”), pursuant to Section 9 of the Cabot Corporation Amended and Restated Deferred Compensation Plan, as amended November 9, 2007 (the “Plan”), hereby amends the Plan, as follows, effective January 1, 2009:

1. The following definitions are added as Sections 2.16 and 2.17 and the prior Section 2.16 is renumbered as 2.18:

Section 2.16 “Separation from Service”. A “separation from service” (as that term is defined at Treas. Regs. § 1.409A-1(h)) from the Company and from all other corporations and trades or businesses, if any, that would be treated as a single “service recipient” with the Company under Treas. Regs. § 1.409A-1(h)(3). Wherever the terms “separation from service”, “termination of employment” (or other correlative terms) appearing in the Plan affect a Participant’s entitlement to, or the timing of, the payment of any amount of deferred compensation subject to Section 409A of the Code, such terms shall be construed to require a “Separation from Service” as defined in this Section 2.16.

Section 2.17 “Specified Employee”. A Participant who (i) has a Separation from Service in the period beginning July 1 of any given year and ending June 30 of the following year and (ii) was a “key employee” (determined under Section 416(i)(1)(A)(i), (ii) or (iii) of the Code, applied in accordance with the regulations thereunder and disregarding Section 416(i)(5) of the Code) at any time during the 12-month period ending on the March 31 immediately preceding such July 1; provided, however, that such Participant will be treated as a Specified Employee hereunder only if at the date of such Participant’s Separation from Service, the Company (or any other corporation forming part of the Employer) is a corporation any stock of which is publicly traded on an established securities market or otherwise.

2. Section 5(a) is amended in its entirety to read as follows:

(a) Form and timing of distributions; in general. Amounts credited to a Participant’s Account for any year under Section 4(a) above (the “deferral year”)

(i) consisting of the Participant’s deferrals under Section 3, adjusted for notional earnings under Section 4(b) above, shall be paid as the Participant elects either

(x) upon the expiration of a fixed period of years, but in no event earlier than the third anniversary of the beginning of the deferral year (a “fixed-period election”), or

(y) upon the Participant’s Separation from Service (a “separation-from-service election”); and

(ii) consisting of credits to the Participant’s Account made by the Employer, adjusted for notional earnings under Section 4(b) above, shall be paid upon the Participant’s Separation from Service.

Any election made under this Section 5(a) shall not be effective for any deferral year unless made prior to the beginning of the deferral year or within 30 days of the Participant’s becoming eligible to participate in the Plan, in the case of an initial year of participation described in Section 3(b) above, and once made shall be irrevocable.

An amount distributable pursuant to a fixed-period election shall be paid in a lump sum in January of the year specified in such fixed-period election (a “fixed-period payment date”). Any amount distributable pursuant to 5(a)(ii) for the deferral year to which a fixed-period election relates shall be paid in a lump sum as soon as reasonably practicable upon the Participant’s Separation from Service, but no later than 60 days following such Separation. If the Participant Separates from Service prior to a fixed-period payment date, the amount that would otherwise have been payable on such date shall instead be paid in a lump sum as soon as reasonably practicable, but no later than 60 days following such Separation.

Upon making a separation-from-service election, a Participant may elect to have amounts distributable under both sections 5(a)(i) and 5(a)(ii) for the deferral year to which such election relates paid either in a lump sum or in installments over a period of three, five or ten years (a “form-of-payment election”). If a Participant chooses a lump sum form of payment, such lump sum shall be paid as soon as reasonably practicable, but no later than 60 days following the Participant’s Separation from Service, subject to any election change pursuant to Section 5(b). If a Consultant or an Eligible Employee chooses an installment form of payment, installment payments shall be paid biweekly in each regular payroll payment of the Company and shall commence as of the first payroll period of the Company in the calendar year following the calendar year in which such Participant Separates from Service, subject to any election change pursuant to Section 5(b). If a Director chooses an installment form of payment, installment payments shall be paid quarterly and shall commence as of the last day of the quarter in which the Director Separates from Service. Notwithstanding a Participant’s election under this Section 5(a) to receive installment payments, if the present value of the amount to be paid in installments is less than $50,000 at the time of the Participant’s Separation from Service, all amounts otherwise distributable to such Participant as installments shall be paid in a lump sum as soon as reasonably practicable, but no later than 60 days following such Separation.

A Participant may have more than one fixed-period payment election in effect at one time with respect to his or her Account and may have both a fixed-period payment election or elections and a separation-from-service election in effect at one time with respect to his or her Account. For example, a Participant may elect to have deferrals for 2008 paid in 2012, deferrals for 2009 paid upon Separation from Service, and deferrals for 2010 paid in 2015. However, except as provided below in Section 5(c), a Participant may have only one form of payment election in effect at any time with respect to all amounts the Participant has elected to have paid upon Separation from Service under Sections 5(a)(i)(y) and 5(a)(ii).

3. Section 5(d) is amended in its entirety to read as follows:

“Key Employees. Notwithstanding the provisions of Section (a) above, any lump sum payment distributable upon the separation from service of a Participant who is a Specified Employee shall be paid on the date that is six months after the date of the Participant’s Separation from Service. If a Participant who is a Specified Employee has elected an installment form of payment, any installment payments payable during the first six months following the date of such Participant’s separation from service shall instead be paid on the later of (i) the date provided in Section 5(a) and (ii) the date that is six months following such Participant’s Separation from Service.”

4. The second sentence of Section 5(e) is replaced in its entirety with the following two sentences:

“ If death occurs prior to the commencement or completion of installment distributions to the Participant, the Administrator shall distribute the remaining balance of the decedent’s Account to the designated beneficiary(ies), or to the decedent’s estate where applicable, in a lump sum as soon as reasonably practicable, but no later than 90 days, following such Participant’s death; provided, however, that the Company shall not be liable to the Participant nor to the estate nor beneficiary of the Participant, by reason of any acceleration of income or additional tax under Section 409A of the Code, or for any other reason in connection with the timely payment of any amount under this Section 5(e). The Administrator reserves the right to request a certified death certificate or other confirmation of death satisfactory to the Administrator at his or her discretion with respect to a payment to be made to the Participant’s beneficiary, and if so requested by the Administrator, the provision of such confirmation of death shall be a precondition to payment to the Participant’s beneficiary.”

5. Section 5(g)(ii) is amended by replacing the word “monthly” each place it occurs in such Section with the word “biweekly.”

In Witness Whereof, the Company has caused this Amendment to be signed by its duly authorized officer this 31st day of December, 2008.

CABOT CORPORATION

By:	/s/ Robby D. Sisco

Its:	Vice President-Human Resources

AMENDMENT NO. 3

TO CABOT CORPORATION

AMENDED AND RESTATED DEFERRED COMPENSATION PLAN

Pursuant to Section 9 of the Cabot Corporation Amended and Restated Deferred Compensation Plan (the “Plan”), the Plan is hereby amended as follows:

1.	Effective January 1, 2013, Section 4(a) is amended by deleting in clause (i) the words “an amount equal to 10% of any base salary” and inserting in their place the words: “in the case of a Participant who is an Eligible Employee of Cabot Corporation, Cabot Specialty Fluids, Inc. or Oxonica Materials, Inc., an amount equal to 10% of Eligible Pay, as “Eligible Pay” is defined in Section 2.10(i), and in the case of a Participant who is an Eligible Employee of Norit Americas, Inc., an amount equal to 10% of base salary.”

2.	Effective July 28, 2010, Oxonica Materials, Inc. (OMI), is added to the list of “Employers Participating in the Plan” in Appendix A.

3.	Effective December 31, 2012, Norit Americas, Inc. is added to the list of “Employers Participating in the Plan” in Appendix A.

IN WITNESS WHEREOF, Cabot Corporation has caused this instrument of amendment to be executed by its duly authorized officer this 7th day of December, 2012.

CABOT CORPORATION

By:	/s/ Robby D. Sisco

Name:	Robby D.Sisco

Title:	Senior Vice President

APPENDIX B

(Non-employee Directors’ Stock Deferral Plan as amended and in effect December 31, 2013)

CABOT CORPORATION

NON-EMPLOYEE DIRECTORS’ STOCK DEFERRAL PLAN

(ADOPTED JULY 14, 2006)

PURPOSE.

The purpose of the Cabot Corporation Non-Employee Directors’ Stock Deferral Plan (the “Plan”) is to set forth certain terms and conditions governing the deferral of receipt of Common Stock awarded to Non-employee Directors under the Cabot Corporation Non-Employee Directors’ Stock Compensation Plan (the “Non-employee Directors’ Stock Plan”). Capitalized terms used but not defined herein shall have the meanings assigned to them under the Non-employee Directors’ Stock Plan. The Plan shall be interpreted and implemented in a manner so that eligible Non-employee Directors will not fail, by reason of the Plan or its implementation, to be “non-employee directors” within the meaning of Rule 16(b)3 of the Securities Exchange Act of 1934, as such Rule and such Act may be amended.

1.	Deferral Election.

a.	A Non-employee Director may defer the receipt of up to 100% of any Common Stock awarded under the Non-employee Directors’ Stock Plan as compensation for services performed in any calendar year commencing on or after January 1, 2006 by completing and delivering a deferral election in accordance with Section 1(b) below not later than December 31 of the preceding year (or such earlier date as may be specified by the Administrator). Any individual who becomes a Non-employee Director after January 1 of any year may elect within 30 days after becoming a Non-employee Director to defer the receipt of up to 100% of any Common Stock awarded under the Non-employee Directors’ Stock Plan as compensation for services performed in the remainder of such calendar year by completing and delivering a deferral election in accordance with Section 1(b) below within such 30-day period.

b.	Each deferral election shall be made in writing on a form prescribed by the Administrator. The Administrator may condition the effectiveness of any election upon the delivery by the Non-employee Director of such other form or forms as the Administrator may prescribe. A deferral election for a particular calendar year shall be irrevocable once that year has begun or upon such earlier date as may be specified by the Administrator (or in the case of an initial year of participation described in (a) above, once the 30-day election period has expired).

2.	Accounts.

a.	For each share of Common Stock deferred hereunder there shall be credited to a memorandum account on the books of the Company (each, an “Account”) a unit representing one share of Common Stock (each, a “Stock Unit”).

b.	If the outstanding Common Stock shall at any time be changed by recapitalization, consolidation, combination, stock dividend or split, reverse stock split, conversion or similar change in capitalization, the Administrator shall make appropriate equitable adjustments in the number and nature of Stock Units then credited to the Account consistent with the changes being made to the securities underlying such Stock Units.

c.	On the payment date of any cash dividend with respect to Common Stock, there shall be credited to the Account of each participant in the Plan an amount in cash equal to the dividend that would have been payable on the Stock Units then credited to the Account had such Stock Units been outstanding shares of Common Stock. The cash amount credited to each Account shall be periodically adjusted for notional interest using the “Moody’s Rate” as that term is defined in, and as such rate is from time to time determined under, the Company’s Deferred Compensation Plan.

d.	Stock Units do not carry voting rights and a Non-employee Director has no rights as a stockholder of the Company by virtue of participation in the Plan except as to Common Stock distributed to him or her pursuant to the Plan.

3.	Distributions.

a.	Common Stock equal in number to the number of Stock Units credited to the Account and cash credited to an Account shall be paid as soon as practicable to the Non-employee Director (or his or her designated beneficiary, in the event of death) in accordance with a payment option selected by such Director. The Non-employee Director shall select one of the following payment options at the time such Director makes an election pursuant to Section 1:

(1)	A lump sum as of March 31 of any designated year within the ten (10) year period that begins with the calendar year for which shares were deferred; provided that such designated year may not be earlier than the third anniversary of the beginning of the deferral period;

(2)	A lump sum as of the last day of the quarter during which the Non-employee Director separates from service with the Company within the meaning of Section 409A of the Internal Revenue Code of 1986, as amended, and guidance promulgated thereunder (“Section 409A”); or

(3)	Up to ten (10) annual installments commencing as of the last day of the quarter during which the Non-employee Director separates from service with the Company within the meaning of Section 409A, with subsequent installments to be made as of January 31 of each consecutive year.

b.	If the Non-employee Director has selected installment payments, each installment payment shall consist of (i) shares of Common Stock equal to the number of Stock Units then credited to the Account divided by the number of remaining installments, rounded down to the nearest whole share, plus (ii) cash equal to the cash then credited to the Account divided by the number of remaining installments. During any period of installment payments, any Common Stock and cash then credited to the Account shall continue to be adjusted in accordance with Section 2.

c.	A Non-employee Director may change an election regarding the time and form of distributions made pursuant to Section 3(a), provided, however, that such change (i) does not take effect until at least twelve months after the date on which the election is made, (ii) is made on or before the date one year prior to the Director’s separation from service within the meaning of Section 409A, (iii) is made on or before the date one year prior to the termination of a deferral period elected pursuant to Section 3(a)(1), if any, and (iv) except with respect to payments upon the death of such Director, defers for a period of not less than five years the payment of a lump sum or the commencement of installment payments from the date a lump sum payment would otherwise have been made or installment payments would otherwise have commenced. Notwithstanding the foregoing, a Non-employee Director may have only one form of payment election in effect at any time, and it shall control the manner in which the entirety of his or her Account will be paid. The provisions of this Section 3(c) are intended to comply with and shall be construed to comply with Section 409A.

d.	Immediately prior to and contingent on the consummation of a change of control within the meaning of Section 409A, the Administrator shall distribute to each participant a single payment of shares of Common Stock equal in number to the number of Stock Units then credited to such participant’s Account plus a single lump sum payment of cash equal to the cash amounts, if any, then credited to the Account. Notwithstanding the foregoing, if the Change of Control is one in which stockholders of the Company will receive upon consummation of the Change of Control a payment (whether cash, non-cash or a combination of the foregoing), the Administrator may provide for payment, with respect to some or all of the Common Stock represented by the Stock Units credited to a participant’s Account, equal to the fair market value of such Common Stock, as determined by the Administrator in good faith, on such payment terms (which need not be the same as the terms of payment to stockholders) and other terms, and subject to such conditions, as the Administrator determines.

4.	Beneficiary Designation.

Any beneficiary designation for purposes of this Plan shall be made on such form and pursuant to such administrative rules as the Administrator may prescribe. In the absence of a valid beneficiary designation, a Non-employee Director’s beneficiary for purposes of this Plan shall be deemed to be his or her estate.

5.	General Provisions.

a.	No Non-employee Director and no beneficiary or other person claiming under or through such Non-employee Director shall have any right, title or interest by reason of this Plan to any particular assets of the Company. The Company shall not be required to establish any fund or make any other segregation of assets to assure the payment of any Common Stock or cash credited to an Account under the Plan. No right under the Plan shall be subject to anticipation, sale, assignment, pledge, encumbrance or charge except by will or the law of descent and distribution.

b.	Notwithstanding any other provision of the Plan or agreements made pursuant hereto, the Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan until (i) the Company is satisfied that all legal matters in connection with the issuance and delivery of such shares have been addressed and resolved; (ii) if the outstanding Common Stock is at the time of delivery listed on any stock exchange or national market system, the shares to be delivered have been listed or authorized to be listed on such exchange or system upon office notice of issuance; and (iii) all conditions of the award have been satisfied or waived.

c.	In no event shall the Company be required to issue a fractional share hereunder.

d.	The issuance of shares to Non-employee Directors or to their legal representatives shall be subject to any applicable taxes or other laws or regulations of the United States of America or any state or commonwealth having jurisdiction thereover.

e.	With respect to Common Stock deferred by a Non-employee Director for services in calendar year 2005 and in subsequent years, including any dividends credited with respect thereto, the Plan is intended to comply with the requirements of Section 409A of the Code and shall be construed accordingly. With respect to Common Stock deferred (within the meaning of Section 409A) by a Non-employee Director on or before December 31, 2004 (including any dividends credited with respect thereto) under the Non-Employee Directors’ Stock Compensation Plan adopted in 1992, such deferrals are intended to be grandfathered for purposes of Section 409A and therefore exempt from Section 409A.

f.	Limitation of Liability. Notwithstanding anything to the contrary in the Plan, no Employer, nor the Administrator, nor any person acting on behalf of any Employer or the Administrator, shall be liable to any Non-employee Director or to the estate or beneficiary of such Director by reason of any acceleration of income, or any additional tax, asserted by reason of the failure of any deferral to satisfy the requirements of Section 409A of the Code.

6.	Administration.

The Plan is administered by the Governance and Nominating Committee of the Board of Directors (the “Administrator”). The Administrator shall have the authority to establish, amend and revoke from time to time rules and regulations relating to the Plan. The Administrator has the complete authority to construe the terms of the Plan and make all other determinations and take all other actions assigned to the Administrator under the Plan. The Administrator has the authority to interpret the Plan and decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Determinations of the Administrator are conclusive and binding on all parties. No member of the Administrator shall be personally liable for any action or determination under the Plan to the extent permitted by law.

7.	Effective Date; Termination and Amendment.

a.	The Plan shall become effective on the date of its adoption by the Board of Directors.

b.	The Administrator may terminate the Plan or make such modifications or amendments to the Plan as it may deem advisable. Notwithstanding anything contained herein to the contrary, however, no amendment may be made and no distribution may be made upon termination of the Plan, or otherwise, if such amendment or such distribution would constitute an impermissible acceleration of payment under Section 409A of the Code.

AMENDMENT NO. 1

TO

CABOT CORPORATION

NON-EMPLOYEE DIRECTORS’ STOCK DEFERRAL PLAN

Cabot Corporation, a Delaware corporation (the “Company”), pursuant to Section 7(b) of the Cabot Corporation Non-employee Directors’ Stock Deferral Plan (the “Plan”), hereby amends the Plan, as follows, effective from July 14, 2006 (which was the date of adoption of the Plan by the Board of Directors):

Section 3(c) is amended by adding the following sentence at the end of such Section:

“Notwithstanding the above, the Administrator may permit Non-employee Directors to change an election regarding the time and form of distributions to be made pursuant to Section 3(a) without meeting the requirements of this Section 3(c), pursuant to such procedures as the Administrator may determine in its discretion, to the extent permitted by transition guidance issued under Section 409A.”

In Witness Whereof, the Company has caused this Amendment to be signed by its duly authorized officer this 9th day of November, 2007.

CABOT CORPORATION

By:	/s/ Robby D. Sisco

Its:	Vice President-Human Resources

Non-Employee Directors’ Stock Compensation Plan dated March 1992, as amended January 10, 2003 to permit deferral of stock awards

CABOT CORPORATION

NON-EMPLOYEE DIRECTORS’ STOCK COMPENSATION PLAN

(adopted at 1992 annual meeting of shareholders)

1.	Purpose.

The purpose of the Cabot Corporation Non-Employee Directors’ Stock Compensation Plan (the “Plan”) is to advance the interests of Cabot Corporation and its stockholders by helping to attract and retain highly qualified, non-employee directors. The Plan shall be interpreted and implemented in a manner so that eligible Non-employee Directors will not fail, by reason of the Plan or its implementation, to be “disinterested persons” within the meaning of Rule 16(b)3 of the Securities Exchange Act of 1934, as such Rule and such Act may be amended.

2.	Definition.

Unless the context clearly indicates otherwise, the following terms when used in the Plan shall have the meanings set forth in this section:

a.	“Board of Directors” shall mean the Board of Directors of the Company.

b.	“Company” shall mean Cabot Corporation, a Delaware corporation, or its successor.

c.	“Non-employee Directors” shall mean any member of the Board of Directors who is not also an employee of the Company or any of its affiliates.

d.	“Common Stock” shall mean the shares of common stock of the Company, $1 par value per share.

3.	Shares of Common Stock Subject to the Plan.

Common Stock may be shares of the Company’s authorized but unissued or reacquired shares of Common Stock.

4.	Eligibility.

Only Non-employee Directors shall be eligible to receive shares of Common Stock under the Plan.

5.	Awards of Common Stock.

On the date of the January meeting of the Board of Directors (or if no such meeting is held, on January 15th) in each fiscal year of the Company, the Company shall issue 400 shares of Common Stock to each Non-employee Director as a portion of his or her annual compensation received as a Non-employee Director. In the event the Director is first elected after the commencement of the fiscal year, the shares issuable to him or her shall be prorated.

6.	Adjustments.

In the event of any reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, issuance of rights or any other change in the capital structure of the Company, the number of shares of Common Stock to be issued hereunder shall be equitably adjusted to reflect the occurrence of such event.

7.	General Provisions.

a.	No Non-employee Director and no beneficiary or other person claiming under or through such Non-employee Director shall have any right, title or interest by reason of this Plan or any share of Common Stock to any particular assets of the Company. The Company shall not be required to establish any fund or make any other segregation of assets to assure the award of Common Stock hereunder.

b.	No right under the Plan shall be subject to anticipation, sale, assignment, pledge, encumbrance or charge except by will or the law of descent and distribution.

c.	Notwithstanding any other provision of the Plan or agreements made pursuant hereto, the Company shall not be required to issue or deliver any certificate for shares of Common Stock under this Plan prior to fulfillment of all of the following conditions:

1. Any required listing or approval upon notice of issuance of such shares on any securities exchange on which the Common Stock may then be traded.

2. Any registration or other qualification of such shares under any state or federal law or regulation or other qualification which the Board of Directors shall upon the advice of counsel deem necessary or advisable.

3. The obtaining of any other required consent or approval or permit from any state or federal government agency.

d.	In no event shall the Company be required to issue a fractional share hereunder.

e.	The issuance of shares to Non-employee Directors or to their legal representatives shall be subject to any applicable taxes or other laws or regulations of the United States of America or any state or commonwealth having jurisdiction thereover.

8.	Effective date: Termination and Amendment.

a.	This Plan shall become effective on the date of its adoption by the Board of Directors provided, however, that any grants made under the Plan prior to its approval by the holders of a majority of the outstanding shares of Common Stock and Series B ESOP Convertible Preferred Stock of the Company voted either in person or by proxy at a duly held meeting of the stockholders of the Company shall be subject to such approval.

b.	The Plan shall terminate on the date that occurs 20 years after its effective date. The Board of Directors may also terminate the Plan or make such modifications or amendments to the Plan as it may deem advisable, provided, however, that the Board of Directors may not amend the Plan:

(1)	more often than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder; and

(2)	without the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Series B ESOP Convertible Preferred Stock entitled to vote for any of the following purposes:

(i)	increase the maximum number of shares of Common Stock which may be awarded under the Plan;

(ii)	extend the period during which any shares of Common Stock may be awarded;

(iii)	change the requirements as to the classes of persons eligible to receive shares of Common Stock under the Plan; or

(iv)	make any other amendment to the Plan for which approval by the stockholders of the Company is required pursuant to any applicable law or rule.

CABOT CORPORATION

NON-EMPLOYEE DIRECTORS’ STOCK COMPENSATION PLAN

First Amendment

Pursuant to the terms of the Cabot Corporation Non-Employee Directors’ Stock Compensation Plan (the “Plan”), Cabot Corporation (the “Company”), as authorized by its Board of Directors, hereby amends the Plan as follows, effective as to shares of common stock of the Company issuable under the Plan in fiscal years of the Company ended after 2003:

1. Section 1 of the Plan is hereby amended by deleting the words “disinterested persons” and inserting in their place the words “non-employee directors”.

2. Section 4 of the Plan is hereby amended to read in its entirety as follows:

“4.	Eligibility

Only Non-employee Directors shall be eligible to participate in the Plan.”

3. Section 5 of the Plan is hereby amended to read in its entirety as follows:

“On the date of the January meeting of the Board of Directors (or if no such meeting is held, on January 15th) in each fiscal year of the Company, the Company shall issue 2,000 shares of Common Stock to each Non-employee Director as a portion of his or her annual compensation received as a Non-employee Director. In the event the Director is first elected after the commencement of the fiscal year, the shares issuable to him or her shall be prorated. Notwithstanding the foregoing, the shares otherwise issuable to any Non-employee Director who has elected deferral pursuant to Section 8 below shall be issued on a deferred basis in accordance with Section 8.”

4. Section S of the Plan is hereby redesignated as Section 9, and a new Section 8 is added immediately prior thereto to read in its entirety as follows:

“8.	Deferral.

a.	Not later than the preceding September 15 except as provided in the following sentence, a Non-employee Director may elect as hereinafter provided to defer the receipt of any shares that would otherwise have been issuable to the Non-employee Director on the January date specified in Section 5. An individual who becomes a Non-employee Director after September 15 but before January 1 may elect as hereinafter provided, within thirty (30) days after becoming a Non-employee Director but before said January 1, to defer receipt of the prorated share award that would otherwise have been issuable in said January.

b.	Each election to defer under this Section 8 shall be made on such form and pursuant to such administrative rules as the Board of Directors or its delegate may prescribe.

c.	For each share of Common Stock deferred hereunder there shall be credited to a memorandum account on the books of the Company (each, an “Account”) a unit representing one share of Common Stock (each, a “Stock Unit”). Stock Units credited to a participant’s Account shall be subject to adjustment on the same basis as shares of Common Stock pursuant to Section 6 above. On the payment date of any cash dividend with respect to the Common Stock, there shall be credited to the Account of each participant in the Plan an amount equal to the dividend that would have been payable on the Stock Units then credited to the Account had such Stock Units been outstanding shares of Common Stock. The cash amount so credited to each Account shall be periodically adjusted for notional interest using the “Moody’s Rate” as that term is defined in, and as such rate is from time to time determined under, the Company’s Deferred Compensation Plan.

d.	As soon as practicable following the retirement, death or other termination of service on the Board of Directors of any Non-employee Director for whom an Account is maintained hereunder, there shall be paid to the Non-employee Director (or to his or her designated beneficiary, in the event of death) shares of Common Stock equal in number to the number of Stock Units then credited to the Account plus cash equal to the cash amounts, if any, then credited to the Account. Notwithstanding the foregoing, if the Non-employee Director so elects not later than one (1) year prior to retirement, death or other termination, his or her Account shall instead be paid out in annual installments over a period not to exceed ten (10) years, with each such installment consisting of (i) shares of Common Stock equal to the number of Share Units then credited to the Account divided by the number of remaining installments, rounded down to the nearest whole share, plus (ii) cash equal to the cash then credited to the Account divided by the number of remaining installments. During any installment payout period, amounts credited to the Account shall continue to be adjusted for notional dividends and interest in accordance with this Section 8.

e.	Any beneficiary designation for purposes of this Section 8 shall be made on such form and pursuant to such administrative rules as the Board of Directors or its delegate may prescribe. In the absence of a valid beneficiary designation, a Non- employee Director’s beneficiary for purposes of this Section 8 shall be deemed to be his or her estate.”

5. Section 9 of the Plan (as hereinabove redesignated) is hereby amended by deleting clause b.(l).

IN WITNESS WHEREOF, Cabot Corporation has caused this instrument of amendment to be executed this 10th day of January, 2003 by its officer duly authorized thereto.

CABOT CORPORATION

By:	/s/ Robby D. Sisco
	Name:	Robby D. Sisco
	Title:	Vice President